UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877

Z Seven Fund, Inc.
(Exact name of registrant as specified in charter)

1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Address of principal executive offices)      (Zip code)

Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Name and address of agent for service)

Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

1.       ACCOUNTING PROCEDURES: RELIABILITY & CONSERVATISM

2.       CONSISTENCY OF OPERATING EARNINGS GROWTH

3.       STRENGTH OF INTERNAL EARNINGS GROWTH

4.       BALANCE SHEET: WORKING CAPITAL

5.       BALANCE SHEET: CORPORATE LIQUIDITY

6.       RECOGNITION: OWNER DIVERSIFICATION

7.       VALUE: P/E UNDER 10

Forward Looking Statements

When used in this annual report, and in future filings by Z-Seven Fund (“the Fund”) with the Securities and Exchange Commission, in the Fund’s press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven Statement of Purpose

Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks).  The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors.  These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the 22-year history of the Fund, to not repeat these errors.  In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a closed-end fund.  His criteria for selecting high quality, undervalued growth stocks have stood the test of time for 32 ½ years.

As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors.  Because valuations prevented us from making new investments for more than two years, the normal weeding out of stocks due to our selling discipline has resulted in the reduction of the number of individual holdings in the portfolio.  Besides our strongest seven stocks and weakest seven (even most of these quite profitable), we have only one other which is between the two extremes.  So, this year we even discuss this one to complete the coverage.

Our “Criteria for Stock Selection” section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our “Selling Discipline.”

The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose.  How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

Table of Contents

Letter to Our Shareholders

The Year in Review

2005 Share Repurchases

Retained Capital Gains

Current and Future Tax Considerations

The Strongest Seven

The Weakest Seven

The Only Tweener (stock in between the Strongest Seven and Weakest Seven)

Still Something Missing? (Stocks sold during 2005)

Commitments of Faith - How Barry Ziskin Profits from the Z-Seven Fund

Outlook

First 20 Years / Next 20 Years

This Year’s Best Question

Stock Purchase Criteria and Sell Discipline

Accounting Procedures: Reliability and Conservatism

Consistency of Operating Earnings Growth

Strength of Internal Earnings Growth

Balance Sheet:  Working Capital

Balance Sheet:  Corporate Liquidity

Price/Earnings Multiple and Owner Diversification

Sell Discipline: Based Upon the Same Common Sense Criteria

as for Stock Selection

Performance and Financial Information

Special Feature of the Fund

Investment Objectives and Policies

General Information

Financial Statements

Report of Independent Auditors

Letter to our Shareholders

THE YEAR IN REVIEW

It was not as easy this year to earn a consistent return as it was last year. We are pleased, under these circumstances, to have achieved gains in the latest three quarters and to have weathered the correction in the first quarter better than most relevant indices and our peers. This follows a year when results were positive during each and every quarter in 2004, despite a market correction (down period within a bull market) during the second and third quarters of the year.

While it was easy for most funds to show positive results for the year because of a finishing rally in stock prices, it was not such a rosy picture for them until the final quarter.  Still, full-year and longer-term results are rightfully of greater significance and while our three consecutive years of positive Net Asset Value (NAV) returns is gratifying, there are other funds which had the ability to do likewise.  However, few funds have had positive investment results for each of the latest four years and we are pleased that our investment portfolio fully resisted the stock market decline during the full year of 2002, although, after operating expenses, our NAV dipped slightly that year.

By 2003 through 2005, making profitable investments was once again easy.  Z-Seven’s NAV was $5.57 at the beginning of the year 2005 and rose by more than 5% to $5.85 by year-end.  This is atop a gain of 12% in 2004 and 20% in 2003.  Z-Seven’s investment portfolio gained approximately 7% in 2005 after it rose 17% during 2004 and after an increase of 24% in 2003 (before expenses).  While we regard the prior year (2002) gain of just 1% as a good test of our ability to withstand the worst of conditions, it was good to have the wind at our back during the most recent three years.  While most funds return less after taxes, Z-Seven’s tax advantages helped our net after tax return to shareholders match our pre-tax figures for the years of 2003 and 2004, but a year-end dividend distribution (net investment income) of 5.5 cents in 2005 (approximately 1% of NAV) is taxable to the shareholders .

Total Investment Return Growth During The Year 2005

As a shareholder I know that the true definition of how well we did during the year is the performance of the market value (share price) plus the dividend we received. Our total return was more than 26% (market price increase of over 25% from $4.35 to $5.45--during the latest year plus approximately 1% (5 ½ cents per share) in a year-end dividend received by our shareholders.

Nonetheless, we believe that our consistent growth year-to-year in our investments is the most significant measure of our investment criteria and believe, at best, it may be more helpful to view share price returns over a longer-term horizon, particularly during recent years when arbitrageurs may have bought and sold shares either upon open-ending news or the absence thereof. Our share price during the latest three years has increased over 67% from $3.26 to $5.45.

SHARE REPURCHASES

Our efforts in repurchasing shares in the open market have been impeded by the loss of our most important market maker (Herzog, Heine and Geduld) which merged with Merrill Lynch in 2002 and the subsequent dissolution of Herzog’s market making desk. During 2003, the Board and management considered a number of new potential solutions for this problem and to maximize long-term shareholder value and decided that we needed to grow our asset base to make us more efficient. It was decided that this growth could best be accomplished as an open-end fund, over the long-term, even if at first we have to redeem some shares before we begin to grow our assets.

RETAINED CAPITAL GAINS

Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

Shareholders who purchased shares in 1984 or 1985 are permitted to add $4.06 per share in tax cost write-up. This produces a $9.06 tax-cost basis on Z-Seven shares purchased in the 1984 initial public offering, thereby lowering, and possibly eliminating or even reversing, capital-gains tax liability.

Please consult your tax adviser with respect to your individual investment in Z-Seven.

The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis.  The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

	Retained	Z-Seven’s
	Capital	Tax	Tax Cost
Years	Gains	Payments	Write-up
1984-85	$ 0	$ 0	$ 0
1986	.83	.22	.61
1987	1.06	.34	.72
1988	1.55	.53	1.02
1989	.27	.09	.18
1990-92	0	0	0
1993	.64	.23	.41
1994	.07	.03	.04
1995-96	0	0	0
1997	1.30	.45	.85
1998	.35	.12	.23
1999-2004	0	0	0
Total Tax Cost Write-up $4.06

CURRENT AND FUTURE TAX CONSIDERTIONS

For the year 2005, the 5 ½-cent distribution is a tax event for taxpaying shareholders.  In addition, shareholders who sold shares during the year had what could have been a taxable event. We still have the potential to realize substantial long-term capital gains, over the next few years that, if used, will enable us to grow tax-free for some time to come.

THE STRONGEST SEVEN AND WEAKEST SEVEN

This year, instead of a separate section discussing our Strongest Seven and Weakest Seven, we are detailing each and every one of our holdings (even former holdings sold during the year) right here in the Shareholders Letter.  We begin with the portfolio’s top seven gainers in percent return, ranked from our portfolio’s largest investment holding to our smallest.  This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order.

Usually we include only holdings that have been in the portfolio for the entire year.  This year, most of the stocks which remain in our portfolio are covered among those opposite groups and we decided, therefore, to also cover the only other stock among the 15 that remain in our highly focused portfolio which would otherwise have been lost between the extremes.

THE STRONGEST SEVEN

There was not one single weak spot among our investments during the year of 2005, as each and every  one of the 15 stocks now in our portfolio rose (in local currencies) or earned us a positive total return (including cash distributions we received).  We are grateful to have had so many strong stocks this year and here are the strongest of the strong.

1.  Barratt Development PLC

The largest of our best performers in 2005, comprising nearly 11% of our NAV is our biggest investment. Barratt had the dubious distinction of being the largest among our worst performing holdings in 2004, when its share price “merely” increased by 18%. This was not enough to earn Barratt an accustomed place among our Strongest Seven. Barratt was the biggest of the best performing investments during the previous year: Barratt Development PLC, now the #1 British housing developer, performed well enough to repeat for the third year in a row, as one of our Strongest Seven in 2001 – 2003, and now again for the most recent year of 2005.

With 66% growth in its share price (local currency) during the latest year of 2005, it is our 2nd largest % gainer, making our Strongest Seven during 4 of the latest 5 years.

  In fact, its prior year increases of 54% in 2003 and 3% during a very hard bear market year in 2002 came after a 38% jump in share price the year before (42% in local currency), and that does not even include a considerable dividend.  All in all, Barratt more than doubled in price and, including dividends, returned approximately 140% to Z-Seven during three consecutive years, two of which were during the recent severe bear market (2001 and 2002).

 Barratt nearly quintupled for us on a total return basis (including dividends) during the latest five years (2001 – 2005).  Keeping in mind that only during the three most recent years did the British market have favorable conditions (like our experience in the United States during the same period) and that most publicly traded British companies have lost money for investors during these latest five years, as a result of a deep decline ending in 2002/2003, our nearly quintuple on Barratt is indeed impressive.

Since first purchased around year-end 1998, Barratt’s market price increased more than 30% in just over a year.  At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares.  Specifically, although Barratt’s profits were growing during most of the 1990’s, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain’s last major recession (1989 - 1992), Barratt was not able to buck the down years, and suffered a couple of miserable years.

The company has been progressing just fine ever since, however, even when mortgage rates were rising and even in the last recession.  As a result, we purchased some 30% more Barratt back in the initial quarter of 2001.

 For the seven years since our first purchase, its share price has better than quintupled, despite difficult market conditions. A factor favorably impacting Barrett’s price is that it is among the few companies continuing to have its shares trade at bargain price/earnings multiples even though it demonstrated its ability to achieve earnings growth in the last difficult economic environment.

 It is still a bargain, and I wouldn’t be the least bit surprised to see further outstanding performance.

2.  Techne Corp.

Our biggest holding in the United States and 2nd largest investment overall is Techne. During its third year in Z-Seven’s portfolio, this highly profitable biotechnology company (highest profit margins of any company in any business I am aware of), was much more profitable to Z-Seven this latest year of 2005, increasing by 44%, than it was the year before, when it rose only 3% in market price. During its first year in our portfolio, its steady earnings growth and bargain market price combined to help its market price to increase by 32%.  During its three years in Z-Seven’s investment portfolio, Techne’s market price has nearly doubled (advanced 96%).

 Of course, 32 + 3 +44= 79, not 96; the extra 17 percent to 96% is due to the power of compounding which should become even more obvious over the years.

  Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our Strongest Seven in 2003.

Growing its market price merely 3% in 2004, Techne was not only the second largest of our Weakest Seven, it was also our second smallest percent increase during that year, an uneven year for the stock market until the last two months of the year.  In such years as 2004 and 2005, we are pleased that neither Techne nor any of the 14 other stocks we own lost money for us either year.

 I believe Techne is worth a higher P/E multiple than any other company I have ever seen in my 32 plus years of selecting stocks according to our seven criteria, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings, and an incredible wealth of proprietary cytokines (biotechnology products).  As a result, it has the long-term potential to become one of the biggest winners in our fund’s history.

In the short run, both Techne and Barratt Developments, which were among our laggards in 2004, proved again in 2005 what I have said many times over the years, when describing our weaker stocks, which is “I would not be surprised to see many stocks among this year’s Weakest Seven to rebound to become some of our Strongest Seven the next year.” In 2005, both of our two largest investments (Barratt in the U.K. and Techne in the U.S.) did exactly that!

3.  Balchem

The next largest of our Strongest Seven, at roughly 7% of our net assets (fifth largest overall) is Balchem. In this case, it repeats from among our Strongest Seven from the year before with strong gains in both 2004 and 2005.

This is yet another example of one of the many stocks that go from our Weakest Seven one year to our Strongest Seven the following year, as it advanced 93% (our highest % gainer) during the most recent year of 2005 and 52% in 2004 after being among our Weakest Seven the year before and is now nearly triple (195% higher than) what we originally paid for Balchem, when we first invested in them during the bear market year of 2002.  Cost control measures and a new strategic partnership with David Michael, a force in the flavor business, along with recent earnings accretive acquisitions, give cause for optimism for 2006 as well as the long-term.

4.  Lindt & Sprüngli

At roughly 5% of our portfolio, Lindt ranks behind Balchem as we count down our seven largest percentage gainers in their order of importance to Z-Seven.  Probably best known in North America for its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe’s leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 12 years. After topping all Z-Seven investments with a 71% gain in share price during 2004, Lindt tacked on another 38% (in Swiss Francs) during the most recent year of 2005 for a two-year advance of 136% (power of compounding) and has now multiplied its original cost by more than six-fold since we first purchased it in December 1993.

Lindt has been a steady performer over the long-term and year-to-year as well.  I believe the recent acceleration in the growth of this investment, from never having been a standout for us in either direction, to suddenly becoming our biggest gainer, by rising 136% over the latest two years, is that other investors, both Swiss and international, are beginning to cover the company.  There are more unknown giants in Europe than here in the U.S. and the learning curve is potentially quite positive and profitable for early value-oriented investors such as Z-Seven.

We have seen this learning curve benefit our other Swiss investment, Novartis.  This one enjoys world leadership, not in premium chocolates but in pharmaceuticals and baby foods - they own Gerber among other companies.  In ethical drugs, it is the combination of all three of the Swiss giant pharmaceutical companies (Sandoz, Ciba Geigy and Roche).  We invested in Sandoz more than a decade ago and have also seen the explosive period of price/earnings ratio expansion that compliments the earnings growth of Sandoz (Novartis) and other leading consumer product European companies, like Lindt and also some of our past stars like the two French investments in L’Oréal and LVMH (Louis Vuitton/Moët Hennessey) and other premium companies on their way toward more justified valuations.

It would, therefore, not at all surprise me to see the price/earnings ratio for Lindt to continue to climb, as its performance of steady earnings growth in every economic phase and cycle and predictability of future growth catches on with other investors who begin to cover this rising star.

On a personal note, my children, Ariana and Jacob, and I really enjoy their white chocolate truffles.

5.  Dialight PLC

(Formerly Roxboro Group)

Our next largest in this section, at nearly 4% of our portfolio’s market value (tenth biggest in our portfolio overall) is Dialight PLC, as renamed for the final remaining operating unit of what had been the British electronics and controls holding company of Roxboro Group PLC, a little-known (like most of our investments) British manufacturer of electronic controls that reduced its capitalization in mid-2003 when it returned to us and other shareholders the proceeds (net of debt repayment) of the sale of its aerospace instrumentation business. In late 2005, the remaining operating companies were sold with the exception of the U.S. based Dialight, a rapidly growing manufacturer and developer of state-of-the-art lighting products and systems, mostly for telecommunication and for traffic control.

 Its share price increase was about 16% (in Pounds Sterling) during the most recent year of 2005, after gaining 64% in 2004 for a two-year advance of 90% (nearly doubling), not even yet including a massive income and return of capital distribution in 2005, upon the latest divestitures.

To share with you the significance of Dialight’s distributions in 2005, including 2005 distributions, Dialight actually more than doubled for us during the latest two years and earned us a total return for 2005 of a whopping 60%.After reducing our original purchase cost of our Roxboro investment for the 2003 and the 2005 return of capital, our shares in this fine company have more than doubled since we first bought them in 1998 and again in 2001.

 6.  Brewin Dolphin PLC

This one now accounts for 3 1/2% of our portfolio assets, and therefore, it is being discussed after Dialight. While this British broker and investment manager (same business as Rathbone which is our third largest investment) had another great year in 2005 with a gain of 63%, following an advance of 42% in 2004, and after its more than doubling (145% rise) during the year of 2003, its recent gains followed a rough time (similar to Ballantyne one of our Weakest Seven in 2005 discussed next after our Strongest Seven).

Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price. Years later, in 2002, we said, “perhaps Brewin Dolphin and other stocks among our Weakest Seven during 2002 will be among our strongest next year, as has been the case this year and many times before”.  Sure enough, that’s exactly what happened, both for 2003 and 2004 and now again in 2005. Brewin Dolphin has better than quintupled for us, in the latest three years alone, and those shares we have stuck with are now back in the black with a profit of about 50%. It still seems undervalued with a potential to extend its string of years among our Strongest Seven.

7.  Novartis

Although Novartis is the smallest holding in our portfolio, it is a giant Swiss pharmaceutical company, which was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy, and now also controls the third largest Swiss company in this industry, Roche.  Its consistent earnings growth has made it a stellar performer in some difficult markets, but “merely” up 11% during 2004 and having its market price rise by “only” 24% in 2003 placed Novartis among our Weakest Seven for those years.

Continuation of these solid and steady gains, with an increase of 21% in share price in 2005, gives Novartis the last spot on the latest year’s (2005) Strongest Seven, which they truly deserve, since their growth over the years has been far from weak.

Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased about seven times (adjusted for stock splits) in less than 14 years. While its dividend added further to its 21% (Swiss Franc) rise in share price towards its total return for the year of 2005, it was the only one of our Strongest Seven not to generate a total return for the year of 2005 which exceeded 40% (as measured in local currencies).

THE WEAKEST SEVEN

The following stocks were our portfolio’s weakest performers for 2005. Even each and every one of these laggards was profitable for us during the year of 2005, just as each of these same stocks made money for us in 2004 also, and, in some instances, grew even more than comparable and relevant market indices.  Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

1.  FactSet Research

The  largest of our Weakest Seven, at about 10% of our portfolio’s market value (fourth largest overall), FactSet only advanced by 6% in 2005, consolidating its gain from the previous year, when it rose 53% in 2004.

 While its prior year increase of 53% placed it in our Strongest Seven, the year before (2003) it had gained 35%, during a year when our Strongest Seven all soared between 54% and 282% (all but one up over 80%). This certainly seemed to be strong; it just wasn’t strong enough to be among our strongest that year.  Even so, a two-year gain of 107% (more than double) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.

 So, FactSet, a leader in the premium and custom end of financial and investment information systems, added a little to this with its 6% gain in 2005, for a three-year increase of 119% (the power of compounding).

Since first purchased in the summer of 2001, when most information technology stocks sold for much higher prices than they do today, FactSet’s market price has more than doubled in just over four years.

 Back at the time we had the opportunity to first invest in FactSet, falling stock markets caused their stock brokerage and banking clients to consolidate, causing some investors to panic out of this stock. They created a wonderful value/growth opportunity for us when their selling drove shares of this extraordinary company to a bargain basement level. FactSet faced the ultimate challenge to its business model at that time and came through the difficult environment without a hiccup to its earnings growth record.

 In fact, they recently completed their 25th consecutive year of increased earnings.

2.  UCB Group

This is the second largest pharmaceutical firm in Belgium and is probably best known for its Zyrtec allergy drug, which had slowed its sales growth to only 6% in 2005 because of recently expired patent protection.  While Xyzal, a next generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale, the newest development in allergy treatment has come from a U.S. biotechnology firm which recently sold exclusive rights to UCB.

Most of their current earnings growth is not coming from the allergy side, but rather from a new block busting anti-epileptic drug called Keppra, with Keppra’s sales rising more than 30% this latest year.  With Keppra having recently been launched in France and not even in Japan at this time, the company’s goal of over one billion Euro’s a year Euros a year appears very conservative.

Holding back current earnings progress is a forward-thinking management that, as a result of being close to having yet another blockbuster in Cimzia for the treatment of Crohn’s Disease, is stepping up its research and development investment, as encouraged by “excellent results in Phase III testing. They have decided to increase research and development expense much faster than current sales growth to where it now accounts for 25% of sales.

To put this into perspective, most pharmaceutical companies in the
United States only invest approximately 6-7% of sales in research and development. Novartis (one of our holdings) and other top European makers of ethical pharmaceuticals regularly invest nearly double this percentage in developing a pipeline of new products for the future.

You see, just as the U.S. automobile industry doomed itself to foreign (mostly Japanese) imports, the willingness of European pharmaceutical companies to invest in the future is bound to have dramatic long-term influence within the global marketplace for UCB’s industry also.

By accelerating their investment in the future, UCB is spending double what their European competitors are. No wonder this is the most rapidly growing company within a somewhat mature industry.

Still, the long-term may be more influenced by an innovative allergy drug that not only treats symptoms, but goes right at their root cause.  You know the old saying, “an ounce of prevention is worth a pound of cure.”

We’ve owned our UCB investment (sixth largest overall at nearly 6% of our portfolio) for a bit more than three years and have an 81% gain over this time.  Although actually among our Weakest Seven for the current year because investors have not as yet rewarded this standout company for its vision and future growth prospects, UCB’s 6% increase in 2005 share price (in Euros) comes atop a 35% improvement in 2004 (U.S. Dollars) and a similar 20% gain in 2003.It appears that their future may well be even more rosy, making UCB look anything but “weak”. I wouldn’t be at all surprised, as I’ve said many times over the years about stocks which had underperformed for a year or more, here or there, if UCB, like many before it among our Weakest Seven, becomes   one of our next year’s Strongest Seven.

3.  Skako Industries

(Formerly VT Holding)

Skako used to be called VT Holding, our lone remaining Danish investment. It is the next most important (eighth largest overall in our portfolio accounting for roughly 5% of our portfolio market value at year-end)of our Weakest Seven for the latest year of 2005, after having been among our Strongest Seven stocks of 2004.  This industrial conglomerate has maximized shareholder value in recent years through selling off less desirable businesses to clean up its balance sheet and repurchasing its own shares, resulting in much less debt, higher cash and fewer shares to divide their earnings among.

Its name change to Skako, its last remaining operating subsidiary, is exactly what our British holding Roxboro did this past year when it changed its name to Dialight, its last remaining operating unit.

 While a strong U.S. dollar challenged the performance of our international investments, like VT (Skako), this past year, we have sought to minimize our risk during these periods by hedging our exposure through the same foreign exchange inter-bank market that the Federal Reserve, Bank of Japan, and other central banks use, which requires no outlay of cash and, because of rising interest rates in the United States, actually pays us an increasing rate of return for being so protected, even though none of our assets are actually being used.

At first, it appears that VT (Skako) performed poorly in 2005, as its share price declined 32% in local currency. However, like our holding in Dialight PLC (formerly known as Roxboro), VT sold a substantial portion of its operating businesses in 2005, changed its name to its last remaining subsidiary, and returned to shareholders such as Z-Seven Fund substantially all of the proceeds from these divestitures in abnormally large distributions of cash. In Skako’s case, we received over $147,000 in cash distributions during 2005, so that its year-end market value of approximately $378,000 should be adjusted to $525,000 ($378,000 + $147,000 = $525,000) and, therefore, what appears to be a loss of 32% in Skako during 2005, based upon share price alone, is actually a total-return profit of 11%.

This comes atop its 48% gain in 2004 in U.S. Dollars which came mostly from the real increase in share price in local currency. It continues to be a bargain and VT is not well known to local or international investors, giving it a lot of upside potential over the long-term, particularly if it can reinvest much of the cash proceeds from sold businesses into new sources of earnings and in additional share repurchases.

4.  United Guardian

   Our ninth largest holding, United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic and pharmaceutical, seems to have consolidated its 86% increase in market price during 2003, these latest two years and has more than doubled during the latest three years, after more modest gains of 7% in each of the past two years.  While I strongly believe in the saying, “Don’t confuse brains with a bull market”, we are, nonetheless gratified to more than double our money in any investment in merely three years, even when we have the wind at our back.

5.  Ballantyne of Omaha

This maker of movie projection equipment, lenses and parts, barely makes our 12 largest investments detailed in the table on page 49 of “Performance and Financial Information”, so its upward progress is now starting to count more for us at an increased size of more than 3% of our portfolio’s market value.

Interestingly, after a difficult period, Ballantyne of Omaha is no longer showing a loss in operating earnings.  This was more likely the cause of its poor performance in 2000 when it was among our Weakest Seven.  Many times we have said that last year’s Weakest Seven may well be next year’s Strongest Seven.  In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the Strongest Seven, with a gain exceeding 44%.

During 2002, Ballantyne added a gain of nearly 40% to its even better increase the year before, repeating as a member of the Strongest Seven.For the third year in a row among our Strongest Seven, Ballantyne in 2003 had its best year for us as its stock nearly quadrupled in price (up 282%) that year, making it our best performer for the year.

For the fourth year consecutively, after its tough year of 2000, Ballantyne continued to head in the right direction and continued to lead our strongest stocks, this time with a gain of more than 55% for the year of 2004.

In 2005, however, Ballantyne consolidated its previous outstanding performance with an increase of “merely” 9%. Fortunately for us, we did not panic and sell any of our shares along the way and have thus benefited from its five-year climb to about 12 times what it was at the end of 2000.  Considering that only the past three years were we in a bull market (here in the U.S.) and the other years in a very difficult bear market, I don’t know how many (if any) other domestic stocks that could have possibly multiplied 12-fold over the last five years.  Ballantyne still looks undervalued, based on the current improved trend of earnings.  Unfortunately, it still has yet to recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne’s film projectors were going out of business and closing units, gives us confidence in Ballantyne’s long-term future, with no debt and being back on a growth plan.

6.  National Dentex Corporation

7.  Forrester Research

National Dentex and Forrester Research are being discussed together because they are the smallest of the Weakest Seven and two of the three smallest overall at less than 3% and less than 2%, respectively, of our portfolio. National Dentex is one of the largest American operators of dental laboratories, servicing more than 16,000 dentists with bridges, caps and a full range of dental prosthetic appliances, and has been acquiring little mom-and-pop labs in this highly fragmented industry and benefiting from the economies of scale in purchasing materials and training staff.  Over the past couple of years, a flattening in growth has been experienced, probably the reason that these shares were up “only” 23% in 2003, making it one of our Weakest Seven.  However, in the next year (2004), National Dentex rose 27% for a respectable 56% over the two years combined.

 During the latest year of 2005, they return to our Weakest Seven, as the share price rose “only” 11%.  National Dentex has been a Z-Seven investment for about eleven years.  More than 40% of our National Dentex was sold less than a year after they were bought, as a rise in price took it beyond the bargain prices we require for purchase and its stock price is now more than triple what we first paid.

Forrester is a relative newcomer, in our portfolio for less than five years thus far.  It has a sparkling balance sheet and Forrester is debt free, despite having made a substantial recent acquisition.  In fact, Forrester’s cash and equivalents alone are more than five times all liabilities except deferred revenue, which is rising nicely, a good sign for the future.  We still had a small loss (roughly 1 1/2% at year-end) on our Forrester investment, through year-end.  Keep in mind that this has been through a horrific period for investing in the U.S. internet related tech stocks (less than five years).

 The company is forecasting accelerated growth in revenues and earnings for the new year and it is helping Forester stock price at the beginning of the new year not only to finally make it back to our original cost but to achieve double-digit growth beyond our cost, at this writing.

During the latest year, Forrester’s market price rose not quite 5%, qualifying as one of our Weakest Seven, but, given its long dormant price and renewed and accelerating earnings growth, it wouldn’t surprise me to see Forester among our Strongest Seven next year.

THE ONLY “TWEENER”

As the current cyclical bull market and past secular bull market make the process difficult or nearly impossible (at current market prices) of finding new investments that not only meet our criteria for quality and growth but also are trading at our required single-digit P/E multiples, we have eliminated three holdings that we have lost confidence in being reliable to consistently grow operating earnings over the long-term.

One was sold because entrepreneurial  managements was replaced by “professional” management from the outside which lacks any measurable performance record in guiding this company we are invested in and another because management seems to have lost control and/or some reasonable handle on their business; while we eliminated the other because, as a supplier of security systems to General Motors, Ford, and Chrysler, it is an unfortunate victim of the lack of engineering and product development within the major U.S. automobile manufacturers and the resulting loss of market share to imports. During the latest year, there have not been the available quality growth bargains to reinvest proceeds into.  Thus, our portfolio is now invested in only 15 companies.

Out of these remaining 15 holdings, 14 of them are among either our Strongest Seven or our Weakest Seven.  Since only one is between the two extremes ( a “Tweener”), we thought we would, in the current annual report, go above and beyond our usual coverage of the best and worst of the year and provide updates on every single one of our investments, including this Tweener.  We hope this complete coverage proves informative.  Enjoy!

Rathbone Brothers PLC

Rathbone remains a bargain, as, even after its share price rose 16% in 2005 (in British Pounds), its market price continues to approximate the company’s cash and marketable securities per share (and is debt free).

During the previous year (2004), Rathbone’s market price gain of better than 23% was also neither strong enough to qualify for our Strongest Seven nor was it weak enough to include Rathbone among our Weakest Seven, although it handily beat both the S&P 500’s gain of 9% and the roughly similar increase by the F.T.S.E. 350.  It would have taken a 2004 gain of more than 42% for Rathbone to have made our Strongest Seven that year; on the flip side, it would have required an increase of less than 18% for Rathbone to have been among our Weakest Seven.   Even the year before (2003), Rathbone rose 48%, but needed an increase of better than 54% in 2003 to have been among our Strongest Seven that year or less than 27% to have been a member of our Weakest Seven in 2003 and was therefore not included in either category.

This latest year of 2005 has Rathbone, as our third largest holding (more than 12% of our portfolio market value), being the only “Tweener”, as its market price rose “only” 16% (in Pounds Sterling).

After a sizeable dividend, Rathbone’s total return was 19% for us in 2005.  While Rathbone has more than doubled over the last three years alone, with growth over the latest three years of 111% (the power of compounding),  it has not made our Strongest Seven in any of these years.  Still, these three years have had a bull market wind at our back.

In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers has increased 270% (nearly quadrupled) during the nearly 9 years we have been investing in them, from our initial purchase back in early 1997.

Perhaps next year, they will be back among our Strongest Seven, as they had been during quite a few of the earlier years.

Well there it is!  Every single one of the stocks we still own, even the Tweener, which would otherwise be lost between the extremes. But…isn’t there still something missing?

STILL SOMETHING

MISSING?

Yes, there were more than 15 stocks owned the previous year, three more to be exact, stocks that were eliminated from our portfolio during 2005.  Our only Japanese holding last year, TIS Inc., had a significant change in its long-term earnings outlook, while Abbeycrest was sold because successful management was being replaced by outsiders neither responsible for past growth or necessarily reliable for future growth and Strattec Security was eliminated because the Japanese auto makers have been slow to accept this U.S. supplier of ignition and other security systems, while U.S. autos aren’t selling in this country. Fortunately, with the exception of Abbeycrest, by far our smallest holding (at less than 1/10th of one percent of our total net assets), the other ones were very profitable for us.  We wish them well.

1.  TIS, Inc.

When the Tokyo market sank to 20-year lows in March 2003, we finally had the opportunity to invest in TIS, Inc. (formerly Toyo Information Systems) at a price meeting our value requirement.  The last Japanese holding, Matsushita Electrical (Panasonic, Technics, etc.) was sold in 1989 (14 years earlier) at the height of the Japanese speculative bubble.

TIS did not technically qualify for inclusion in the Strongest Seven section until 2004 despite a 172% gain until year-end 2003 because it was only in the portfolio for 10 months in 2003, at which point we took profit on half of our holding, reducing our risk to its rapidly increasing stock price after it had become Z-Seven’s number two holding.  It was our seventh biggest investment, entering 2005, at roughly 7% of our portfolio’s market value.

TIS continued to grow even when the rest of the Japanese economy slowed to a crawl and even managed continuous growth when other I.T. service providers were feeling the post Y2K hangover.  This year, however, its fortunes have taken a turn for the worse and it appears it blind-sided their management. Because of it being purchased at such an attractive valuation about 2 ½ years earlier, we still profited handsomely with it, despite its recent earnings difficulties.

While, even after soaring 172% for us during the last 10 months of 2003, TIS rose an additional 30% in 2004. However, TIS fared less well in the partial year of our holding in 2005, before eliminating it and we ultimately sold the other half of our initial TIS investment at roughly double what we paid for it some 2 ½ years earlier, showing how being value investors can give us a cushion that enables even the occasional mistake to, at times, look like a winner

2.  Strattec Security

      This is the only domestic holding that was eliminated in 2005.  We once had high hopes for the prospects of this one, but, because their business is so dependent on the fortunes of General Motors, Ford, and Chrysler, they are headed towards tougher conditions. The company has attempted to make their ignition lock and related security products and systems regular features of Japanese auto makers but without significant market penetration, Strattec appears to be vulnerable to the decaying domestic automobile industry.

For Strattec, its appearance in our Weakest Seven for the previous two years of 2003 and 2004, before it was eliminated from our portfolio in 2005, came despite a 27% increase in market price in 2003 followed by only 3% growth in 2004, while most of our stocks did even better.  The year before that (2002), Strattec was one of our Strongest Seven with a price increase of 36%, helped by better-than-expected earnings and by new products being introduced just as it had earned a place  among the Strongest Seven in 2001, as well, with a price increase of 14%, despite the severe bear market conditions in both of those years.  It used to be a steady performer and had risen four consecutive years, even though the two latest years had placed it among our Weakest Seven, following two years in a row among our Strongest Seven.  How many stocks do you know of that resisted the bear market in 2001 and 2002 to have registered gains in each of those four years?

Altogether, the power of compounding gave Strattec a gain of roughly 70% above our cost.

3.  Abbeycrest PLC

This used to be, by far, our smallest holding,  accounting for less than 1/10 of 1% of our net assets and therefore is probably not worthy of discussion altogether. Unfortunately, when selling these shares of this once good little company that tried to bite off more than it could chew, we lost nearly half of our cost. Much more fortunately, on the other hand, we had invested so little into it that didn’t impact our performance to any significant extent.

 I am pleased that poor performing holdings like Abbeycrest have been few and far between, as is most recently evidenced by the fact that ALL 15 of the much larger investments that we continue to hold were profitable for Z-Seven Fund during each of the latest two years, two very flat and uneven years late in the mature cyclical bull market for stocks.

COMMITMENTS OF FAITH -

HOW BARRY ZISKIN

PROFITS FROM Z-SEVEN FUND

In our November 30, 2003 press release about the board’s decision to pursue the open-ending of Z-Seven, I promised not to profit from any of my dealings, including Z-Seven Fund, which is where I normally make most of my financial gain.  Instead, I vowed to return any reward to you, the shareholders, and to charity.

 This is a unique (to my knowledge) situation within the fund industry, and is due to my personal commitment, for fifteen years now, to recognize our creator as first and foremost in my life.  It is a promise that was first made seven years earlier and is to be repeated every seventh year in the spirit of letting my own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).

The accounting analysis of how many dollars needed to be given back illuminates just how I profit from Z-Seven Fund.  Three of the quarterly fees (for the first three 2004 quarters), listed in the following table, were within my payback year of December 1, 2003 through November 30, 2004).  One-third of 2003’s fourth quarter (the month of December) and two-thirds of 2004’s fourth quarter (October and November) are also part of the November 30, 2004 year, in which I accept no financial gain.

Quarters	Base Fees	Bonus/ (Penalty)	Net Gain/(Loss)
4Q’03	28,830	-	28,830
1Q’04	29,401	-	29,401
2Q’04	29,205	-	29,205
3Q’04	29,092	-	29,092
4Q’04	30,728	-	30,728
Total	147,256	-	147,256

As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147, 256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is outside of my payback year and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of my personal payback year (December 1, 2003 to November 30, 2004).  Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gave me a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses). After subtracting TOP Fund Management’s operating expenses in managing Z-Seven Fund’s portfolio of $28,450, my gain becomes $89,343 net.

However, most of my exposure to profit (or loss) comes not as Z-Seven’s portfolio manager, but, instead, as a shareholder, just like you.

By buying shares in the initial public offering (22 years ago) and purchasing more shares in the open market afterward, I am now Z-Seven’s largest shareholder. This is strictly an investment on my part, just like yours, since I have agreed to only vote most of my shares in proportion to how you vote yours. But it has been a profitable investment!

Z-Seven’s NAV grew nicely in my financially “fallow” year ended November 30, 2004. Nothing spectacular, just good steady growth.  Well, this good, steady growth in the NAV of the shares I own and control (or have beneficial interest in), amounted to $173,725, nearly double my gain as portfolio manager of $89,343.

Based on a total gain of $263,068,($173,725+$89,343=$263,068) in the NAV of my Z-Seven investment and, to a lesser extent, my fees as reduced for related expenses, I made a payment to you in 2005 and I plan to make payment to charities, hoping that open-ending may be approved by a vote of our shareholders (so that the charities will receive our NAV per share which is  higher than our market price). My 2005 payment to Z-Seven Fund (and my planned payments to charities) have been (and will be) made in the exact form of how most of my profit was earned, not in cash, but in the very shares which enable me to profit – my investment in Z-Seven Fund.

 Z-Seven shareholders have already received my payment during this latest year of 2005.  The return of $131,534 (based upon NAV of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares, had the effect of reducing the number of our outstanding shares, and thereby increasing the NAV per share by $.07.

So, when you wonder just how your money manager earns his money, in my case, it is by being a shareholder just like you!  As many of you have probably gathered from past Annual Reports, my life and business are shaped and directed in large part by my religious faith.  As part of this faith, I regularly observe one day a week (which is currently Saturday but may, in some years, occur during the business week) as the Sabbath day when I do not work.

As you know, my investment strategies have always emphasized long-term investment in the stocks bought by the Z-Seven Fund, and I do not make “knee jerk” reactions to happenings in the marketplace.  I do not sell or buy stocks based on sudden news about the market or a particular company, but rather I make decisions to buy and sell stocks in the Z-Seven Fund’s portfolio after observing and analyzing companies and stocks over a period of time.  As demonstrated by our performance over the past 22 years, this long-term strategy has served the Z-Seven Fund well.  My Sabbath observance has not and will not affect my ability to continue employing this same disciplined investment strategy going forward.

OUTLOOK

With a portfolio of terrific companies, all 15 of which earned us a positive total return in both 2004 and the most recent year of 2005, and some of which still offer outstanding value, and open-ending plans as well as investment and income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year, even if it turns out to be a challenging year for most investors, as I believe that our commitment to attempting to reduce or eliminate risks associated with periods of significant stock market downswings and foreign currency weakness remains active and steadfast and has been chiefly responsible for outstanding consistency in our quarterly growth for the past four years, including the difficult year of 2002.

We offer exceptional value, with a weighted average P/E of approximately     10 at year end (even lower when deducting our share of our portfolio of companies cash per share minus their debt per share), and are building on a foundation of solidly managed companies that, for the most part, continued to perform relatively well even during the last economic slowdown.

While the ultimate stock market bottom may not be reached until sometime over the next few years, the collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices.  We continue to search for these opportunities even now, but they are currently few and far between.  Still, after the bullish divergence (base-building) of lows made in October 2002, I expect that, consistent with this behavior in the past, we will have the wind at our back for at least part of the coming year.

We will continue to strive to deliver consistent growth in uneven conditions that I expect to exist in 2005 and even more difficult conditions that may be faced in 2006 and 2007 after which a hoped-for abundance of value in the market may emerge, giving us the opportunity to invest in several of the developed world’s best managed growth companies at attractive prices which should increase the potential for even better performance in the years which follow.

While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

I would like to thank all those who have demonstrated confidence in my growth/value discipline.  Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

Our wonderful directors, Rochelle, Jeff, Lydia, and Alan, with their caring support and hard work, have each brought significant improvement to our Fund and continue to do so.

Sincerely,

Barry Ziskin                 February 6, 2006

P.S.  This report is dedicated to my daughter Ariana, who turns 21 today.  This report is also dedicated to my son Jacob, who will soon turn nine, and to the memory of my late father, my most valuable mentor.

In celebrating our 22nd anniversary and considering a new era as an open-end fund, we took a look at what the next 20 years may have in store as we reviewed the first 20 years in last year’s annual report.  Inasmuch as longer-term performance results (particularly full-cycle figures) are, in our view, most important, we thought it would be helpful to repeat this special section in the current annual report as well.  The reprint of last year’s special section reviewing the entire history of Z-Seven Fund follows immediately.  I believe it to be must reading for the long-term investor.

FIRST 20 YEARS / NEXT 20 YEARS

I remember our beginning twenty years ago as clearly as if it was yesterday.  Certainly markets, economies and our own circumstances have undergone changes since our inception.  Still, our objective of investing in the best managed businesses at undervalued prices remains as important for the 20 years that lie ahead as it was when Z-Seven Fund began.

OUR FIRST 5 YEARS

On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company (“closed-end fund”) designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors first to all but large clients and shortly after to all private clients.  At that time, it was important to not have too many dollars to invest in too few stocks.  It was also a vehicle for me to invest my own money in the same stocks without competing with clients and/or shareholders.  When it began, I invested a million dollars of my own funds in the initial public offering 20 years ago.

Our first year of operations, 1984, was a difficult year for the small and micro cap stocks in which we generally invest. Our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to.  Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our NAV. Our shares traded lightly in a narrow range and closed the year basically unchanged.

During our second year, our NAV performance topped all closed-end funds, even those specializing in hot (at the time) Pacific Rim markets which we avoid due to political and currency risk factors, with a gain of 44.5% (source: No-Load Fund Investor).  As a new fund we were still not well known, so our share price did not increase despite such outstanding performance.

So, our priority beginning with year three, 1986, was to make the investing public more aware of our success.  I became president of Z-Seven to tell our story.  Our NAV grew 50.9% before expenses and with better shareholder communication, our share price more than doubled.  The Value Line Index was up only 4% in 1986.  Every single one of our 24 largest investments advanced in price that year.

Then, came 1987, the year of the October crash. Although I was not astute enough to have avoided the debacle (as many others “claim” to have been), 1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year.  A full stock market cycle takes into account the rally phase as well as the declining segment.  From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle.  We were fortunate to have achieved an annually compounded growth rate of 31% over the trough-to-trough stock market cycle.  As to the previous full stock market cycle, peak-to-peak from year-end 1983 until mid 1987, we compiled an annually compounded growth rate of 34%.  In particular, our largest 12 investments were still all profitable after the crash, having on average more than doubled over less than 2 ½ years average holding period.

In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of two million shares was cut to only 900,000 resulting in a much smaller fund than we anticipated.  As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, creating a floor for our share price just below the NAV.

Frank Capiello’s Complete Guide to Closed-End Funds ranked Z-Seven first in performance among general equity closed-end funds over 5 years.  Our growth of 154% during our first five years was considerably better than the 98% gained by the second ranking general equity closed-end fund.

OUR SECOND 5 YEARS

During our second five-year period (1989 – 1993) our portfolio underwent considerable change.  The Dow topped in 1989 nearly four times what it was at the 1982 bottom.  Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from 154% to 169%, while the second-best among general equity closed-end funds went from 98% to 110%.

As we entered the 1990’s, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.  In a difficult investment environment (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments and 1% decline in share price constitute excellent defensive performance.

As day follows night, 1991 was an easy year to profit as equity investors.  While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year’s bear market.

Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling.  As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992.  Those that did decline in 1992 though, dragged our overall portfolio down to a decline of 12½% and, after expenses, a 14% decline in NAV, one of only two years (out of twenty-two so far) of double-digit declines in NAV.  In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

All in all, our second five years produced further growth as we extended the 154% gain during our first five years to 226% growth for our portfolio for the entire first decade.  Complete Guide to Closed-End Funds no longer calculated and compared five-year results. During the first four years of the 1990’s (1990 – 1993) we ranked number two (behind Swiss Helvetia Fund) in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe.

OUR SECOND DECADE

Entering the next five years (1994 – 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995.  Our total return (share price), as measured by Lipper, ranked #1 for the year 1995 among all 98 “world equity” closed-end funds.

Although 1996 was not spectacular for us, we surpassed the Swiss Helvetia Fund with a 109% total investment return for the first seven years of the 90’s, more than double the 51% return of the Swiss Helvetia Fund.  In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all. The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995.  The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996.  During 1995 and 1996, we distributed $3.02 per share (adjusted for the 1997 2-for-1 stock split), nearly two-thirds of our adjusted NAV at inception.

In 1997, after 21% growth in our investment portfolio, we split the shares 2-for-1 (the second split in our history) and paid another $1.43 (split adjusted) in actual and deemed (income tax) distributions, for a combined $4.47 per share for the three years. The distributions of 1995 – 1997 constituted a 97% return on original NAV.  During those three years alone, our original shareholders got back virtually their entire original investment.

By 1998, our portfolio had many new U.S. stocks, thanks in part to a second-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.).  By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90’s.  Much of this however, was “fool’s gold”.  The U.S. speculative bubble would soon be boiling over – only 14 ½ months later the NASDAQ Composite Index soared over 5,000.  An unusual recession free period from 1992 – 1998 made our six years of double-digit operating earnings growth an easy test to pass, even for some cyclical companies. All in all, for the five years (1994 – 1998), our investment portfolio grew 108%, for the decade (1989 – 1998) by 207%, and for the 15 years since inception by 578%.

The most recent five-year period (1999 – 2003) has witnessed both the end of the speculative bubble (1999 – early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90’s, similar to that of 30 years ago here in the U.S.  I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last secular bear market. The late 80’s speculative bubble burst in Tokyo, ultimately leading to a 14-year secular bear market there.  Whether the current bubble buster is “only” six years long, as it was in the U.S. last time, or 14 years long, as it was most recently in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market.

While our NAV rose 20% in 2003 (and our pre-expense return on our portfolio even more), these past few years were tough for most investors, as bear market conditions in 2000 - 2002 were brutal.  Fortunately, we had only one year (2001) when our NAV was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in two of the three years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

With the decline in 2001 however, along with 16 years (1986 – 2002) of creating a floor for our shares at (or slightly under) NAV by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be.  No longer is small necessarily beautiful for Z-Seven.  Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 20 years.

OUR NEXT 20 YEARS

I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past.  Fortunately, in our case, our time-tested seven criteria for stock selection remains a constant.  It is a common-sense approach to stock selection that is designed for “all seasons”, as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

Still, the past is quantifiable and measurable, while the future is … the future.  The fact is that I may be most optimistic about the future of our investment portfolio when very few investors can find the courage to be optimistic about anything, because it is only after a long, painful decline in share prices that the abundance of value we hope for is likely to return.  The disciplined investor should then be able to make unusually profitable investments with less risk.

One thing is certain about the “Next 20 Years” and that is that the first two of the “Next 20” have been completed and although some quarters have seen market strength and others weakness, we are pleased to have made money on our investment portfolio (before operating expenses) in 7 of the first 8 quarters of “The Next 20 Years”, thus far.

Some market sectors have done much better than others and advancing vs. declining issues lagged behind much of the last half of 2005, and yet each and every one of the 15 stocks which remain in our portfolio have made money (in local currencies) for each of the latest two full years.

Although we are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the challenging waters which may return in a year or two, it will be worth the wait.  What is likely to follow will be another once-in-a generation opportunity (like 1974) to buy into some of the best managed businesses in the world at bargain basement prices.  As a result, I am terribly excited about what may, afterwards, be a decade or more of superior returns.

Z-Seven issued two press releases in 2003 which dealt with the near future and the beginning of the next 20 years.  In the spring, we heralded the long- awaited broad market momentum surge that told us we were likely, particularly after extended base-building activity, to have a strong market in the near future.  While this has been helping us at the current time, we are mindful that it probably won't last past the next year or two, at most.  The historical work we have done on base-building periods and subsequent bull markets for over a half century reaffirms this and was presented in the 2002 annual report to reassure our stockholders that the 2000 – 2002 bear market was over.  Serious students of the stock market may wish to request a copy of our 2002 report, with this timely historical analysis.

The press release of November 30, 2003 announced our decision to remove the uncertainty of closed-end fund pricing by converting to an open-end fund.  We are opening our doors to growing the asset base of our fund to a more cost-efficient size.  We strongly feel that the time is right for us to make this move and I’ve written more about it in the next section, ”This Year’s Best Question”.  It is one reason why I am so excited now and why I envision a profitable long-term future.

This Year's Best Question

Most of the questions that we have received this past year from our shareholders have to do with the possibility of becoming an open-end fund.  Our November 30, 2003 press release indicated that our board had approved converting Z-Seven to an open-end fund, pending shareholder approval. To that end, we systematically and carefully evaluated several potential third-party service providers for accounting, transfer agency, administration/compliance, and distribution services to smaller mutual funds.  We have now found a service provider who we believe will meet or exceed our standards for professionalism and cost-effectiveness, enabling us to move forward with the process of open-ending.  Our goal over time is to reduce our expense ratio by managing our expenses and growing assets.  Progress has been made in each of the latest two years in reducing our expense ratio.  We have far greater potential to bring our expense ratio down once open-ended if new investments in our fund (net of redemptions) further expand our base of assets.

The discipline that we believe sets us apart and the outstanding companies in our portfolio which have been selected through this discipline give me confidence in our future growth potential.   Furthermore, we may still utilize tax carry-forwards so that if our portfolio continues to do well, we may be able to grow tax-free for years to come.

Long-term, my hope is for growth as the liquidity offered to the shareholders of an open-end fund not only aids the selling shareholder, but also helps shareholders and prospective shareholders who want more Z-Seven in their portfolio than they may now be able to easily access, under currently thin trading in Z-Seven’s shares.

In fact, I will be able to add to my own investment in Z-Seven Fund under an open-end fund structure, since I can purchase shares of an open-end fund without restriction.   If the Fund open-ends, I look forward to almost immediately increasing my Z-Seven Fund shares owned and expect to periodically buy more shares for myself and for my children in the future.

Our “Stock Purchase Criteria and Sell Discipline” is discussed in detail next.

Sell Discipline: Based Upon the Same Common

Sense Criteria as for Stock Selection

Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection and its sell discipline.  The seven criteria were developed by Barry Ziskin in 1973, after years of painstaking research, to incorporate lessons learned before the 1973-74 bear market and one last lesson learned early in that bear market, so as to reduce risk in the stock selection process.  Mr. Ziskin has continued to develop the application of this discipline throughout the years, as life’s learning process continues, but the actual stock purchase criteria have stood the test of time in all types of markets and economic conditions, both during the 1966-73 testing period and in the nearly 33 years since then, in actual use, first in a newsletter he wrote during the ’73-80 period and from 1979 in managing investment portfolios, including Z-Seven Fund’s portfolio since the fund’s initial public offering in 1984

Thousands of publicly held companies throughout the developed world are analyzed yearly.  To provide you with meaningful examples in this report, we use our biggest investments to illustrate our criteria.  In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

Accounting Procedures:

Reliability And Conservatism

“Companies must not defer operating expenses or prematurely realize revenues and must have an auditor’s report on financial statements that is unqualified in all material respects.”

Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless.  For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

In light of the recent Enron and World Com accounting scandals, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

It is common sense that no company will actually pay any more income tax than tax laws require it to.  The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see ”Example”  box below or on the next page).

Tax actually paid is called “current tax.” The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called “deferred tax.”   Adding the “deferred tax” to the “current tax” gives us the total income tax we see reported to shareholders.

Example:

Current tax	$30 million
Deferred tax	10 million
Total tax	$40 million

In our analysis, we adjust publicly reported earnings downward to reflect the more conservatively reported taxpaying figures and insist that, on average, publicly reported figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

The company in the example box would have actually paid only $30 million of the $40 million of the tax it reported on its income statement.  We received such a positive response from our shareholders about our Enron analysis in our last few annual reports that we thought it worth repeating in our 2005 annual report.

Even if a company like Enron, which did not come close to meeting our other criteria, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, aggressively reporting their earnings to an unsuspecting public.  While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using “generally accepted accounting principles” which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example, would have shown:

	2000	1999	1998
	(in millions)
Current tax	$ 227	$ 83	$ 88
Deferred tax	207	21	87
Total tax	434	104	175

These amounts from Enron’s 2000 annual report, under “Income Taxes,” makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting.  In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax.  This means that Enron reported about double the earnings to an investor than they did when paying tax.  A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called “other”), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards.  This indicates that for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly “technical” assets by greater than three-to-one.

Deferred taxes usually are the result of “temporary timing differences.”  Different depreciation methods are used by most companies for tax purposes vs. financial reporting.  The “accelerated” method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid.  For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year.  Becoming familiar with the companies’ individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

In some European countries, such as France and Switzerland, the “Pro-visions” note to the “Group Consolidated Balance Sheet” is the only source of deferred-tax information.  In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported.  If this vital data is not available, we simply do not invest in that company.

As of year-end, our Barratt Development PLC has become our largest investment.  It was used as an example for our Price/Earnings Multiple criterion in last year’s annual report and in 2002 and was used as an example for our Strength of Internal Earnings Growth criterion in 2003 and for our Consistency of Operating Earnings criterion in 2001, Barratt’s first year among our 7 largest investments that we use as illustrations of our stock purchase criteria. This year, Barratt is highlighted for this, our most important requirement: our Accounting Procedures criterion.

 In today’s market, at a time when outstanding values are rare, Barratt stands out as the only stock that we would buy today because it is the only stock we are aware of that meets all seven of our stock purchase criteria, including our Value (P/E) criterion. However, it already represents such a large portion of our assets that we are passing up on the opportunity of owning any more of Barratt until our assets may grow from open-ending.

In its most recently ended fiscal year (June 30, 2005), Barratt reported even less earnings to the public than they did when paying income tax to Inland Revenue (the British equivalent of our Internal Revenue), as they have done three times during the last four years. In fact, during the latest fourteen years, only once has Barratt incurred a deferred tax cost, indicating that “book” earnings (reported to the public) were more than what they claimed (paid) for taxes; and that one year only represented less than 1% more than taxable profits.

Consistency of

Operating Earnings Growth

“At least 10% growth in adjusted pre-tax income in each of the six most recent years.”

As we search for the best managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy or in their particular industries or product areas.  We only invest in those companies that have done well in both prosperous and difficult times.

With all the publicity about the record-long economic expansion in the U.S. before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of reported earnings (1994-2004).  The companies in our portfolio have averaged only approximately one down year during the same period.  We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for excellent long-term results.

When we say “growth in adjusted pre-tax income,” we mean operating growth after adjusting for non-operating items, such as interest and investment income.  During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income.  We also adjust for foreign currency movements, reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.

We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds).  Management needs to be held accountable for adding debt, along with its costs and risks.

Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture.  Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

UCB SA gets featured as an example in this section of our report for the very first time, since it is only this year that Z-Seven’s only Belgian holding has made it into our seven largest investments that we use here for examples.

It is the most rapidly growing ethical pharmaceutical producer that I am aware of within the developed world, and has also been one of the most consistently growing businesses in any industry, as far back as available data on this company goes (1991). During the 14 years since then, UCB has not missed a beat. Pre-tax income has advanced each and every year in double-digit percentages, except for back in 1994 and during the two most recent full years that have been reported (2003 and 2004).

During the two most recently reported years of 2003 and 2004, UCB actually achieved pre-tax income growth of 16% in local currencies in 2003, but the apparent flat year was reported only after translating at different exchange rates against a falling U.S. Dollar. The trend of weakness in the U.S. Dollar continued throughout 2004, and the company reported another uncharacteristically flat year, but achieved solid 19% earnings growth at constant exchange rates. Back in 1994, what appeared to be a mere 5% increase in pre-tax income was also deceiving because ’94 was compared against ’93, when a substantial exceptional gain inflated that year’s comparative pre-tax income. On an operating basis, 1994’s profits actually soared 46% from 1993.

What is even more impressive is how UCB management has decided to risk this unblemished track record and increase their already considerable investment in the long-term future, at a time of maturity and slow growth for the global pharmaceutical industry, by spending 28% more on research and development in 2005 than they did in 2004. They have many new exciting potential blockbuster drug compounds that are the driving force behind UCB’s decision to spend a virtually unheard of 25% of revenues on R&D. Our own American business community would do well not to squeeze the last penny out of their earnings, now, at the expense of the future; and, instead, follow this fine Belgian example of long-range planning.

Strength of

Internal Earnings Growth

“Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period.”

Over a six-year period a company must triple its operating profits to qualify as an investment.  The criterion for “Accounting Procedures” assures that we have credible reported figures. Our criterion of “Consistency of Operating Earnings Growth” identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle.  The criterion “Strength of Internal Earnings Growth” further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period.  At this pace, even if its P/E multiple were to contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.

Even during the recent secular bear market in Tokyo (1989 – 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth minimizes long-term risk.

Over the years, many brokers have tried to sell “emerging growth” companies (internet-related and others) based on future earnings expectations, rather than historical results.  This substantially increases the investment risk.  The losses many investors have suffered, at times, in these “emerging growth stocks” bring back painful memories for experienced investors.  The “Internet” crowd seems to have predictably learned its lessons, as well, during the 2000 through 2002 bear market. These days, skyrocketing prices on Google and other current high-flying favorites makes it apparent that more pain will ultimately be endured by those who  chase the ”greater fool theory” in hopes of a “sure” and “fast” buck.

Growth does not necessarily mean increased risk.  Quality growth companies can be profitable investments during bull as well as bear markets.  Our newest American investment is Techne Corp., which has been one of our seven largest holdings, ever since we first invested in this company, just over three years ago. Last year, in our 2004 annual report, Techne was used to illustrate our Consistency of Operating Earnings Growth criterion and, the year before that (2003), it was our Working Capital criterion example and, the year prior,  upon our initial investment in 2002, Techne was highlighted in our discussion of our most important criterion:  Accounting Procedures (Reliability and Conservatism). This year, we turn the focus to this dynamic growth criterion.

Techne is a biotechnology standout with a very exciting potential long-term future because of its expanding product line (cytokine compounds) but it has an incredibly impressive present and past, as well. In the present, Techne is not only the most profitable biotech company I know of but the most profitable company that I am aware of in any business. During Techne’s last fiscal year, gross profit margins rose to just under 80% (not so “gross” when one is a shareholder of theirs) and pre-tax profit margins advanced to a new record 56%.

Techne’s past is almost as outstanding, as pre-tax profits have risen 229-fold from less than one-half million Dollars in 1987, its first profitable year to nearly $100 million in fiscal 2005, ended June 30. While they probably won’t grow by more than 20% in fiscal 2006, as they did in 2005, due to challenging comparisons from last year’s growth. The high profit margins continue to improve further and throw off huge cash flow. Techne has used some of this cash flow to buy back public shares, from time to time, and, as a result of significantly fewer shares outstanding than last year  This has helped earnings per share to grow even faster than pre-tax income, due to the anti-dilutive benefit of having fewer shares to divide the company’s earnings among.

Balance Sheet:  Working Capital

“One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price).”

“Current ratio” means current assets divided by current liabilities.  “Quick asset ratio” means current assets, excluding inventories, divided by current liabilities.  “Working capital” means current assets less current liabilities.

For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements.  For a service company, there are no inventories; thus the quick asset ratio should be used.  Because different types of businesses have varying needs, we use alternative balance sheet criteria.  Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

This year, we turn to our second largest domestic holding, FactSet Research, a rapidly growing provider of high-end information systems to the investment industry. The 2000-2002 U.S. bear market gave us a brief opportunity to buy a small number of FactSet shares in 2001. At the beginning of 2003, we found another opportunity to buy these shares when their price/earnings ratio met our value requirement again. This time we were able to quadruple the size of our holding and it has been one of our seven largest, used to illustrate our stock purchase criteria ever since.

In our 2003 annual report, FactSet was the focus stock for our Consistency of Operating Earnings Growth criterion. Last year (2004), it was highlighted in discussing our most important criterion: Accounting Procedures (Reliability and Conservatism) and, now, it is time to look at this major Z-Seven Fund investment from a different perspective: just how clean and strong is their balance sheet?

FactSet has made some very significant cash outlays recently to acquire complimentary information service providers. Nonetheless, even after moving into expanded company headquarters last year, their current ratio now stands at about 2.4:1, quite a feat for a growing, acquisition-minded service company, without inventories to swell the ratio and virtually zero debt, as well. This ratio has improved from about 2.2:1 just three months earlier.

Because they have no inventories, FactSet’s quick ratio is also 2.4:1, a very strong quick ratio and more than twice what we require. Furthermore, since more than half of this company’s current assets are  cash and marketable securities, their “cash ratio” – I’ve never heard of one but I always thought there should be a “cash ratio” – of cash and equivalents to  current liabilities of over 1.2:1 indicates that FactSet owns more cash and equivalents, alone, than all current liabilities. Now that’s a strong balance sheet!

Balance Sheet: Corporate Liquidity

“Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months’ cash flow. ‘Cash flow’ means net income plus depreciation and amortization, i.e., the difference between revenues and all cash expenses (including taxes).”

The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term).  that is more than 1,500% of their working capital.

While several companies in our portfolio at year end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is less than its working capital.

Balchem, a small specialty niche chemicals manufacturer that was used as our Strength of Internal Earnings Growth criterion example, right after we began to invest in this company in 2002, was crowded out of Z-Seven Fund’s largest seven investments the next year (2003) by others but since returned to be among our seven biggest holdings both last year (2004) and again this year (2005).

Last year, FactSet was our Working Capital criterion example.  Balchem, overall our fifth largest investment, is a company that leveraged its balance sheet as recently as 2001 to make an acquisition that nearly doubled its business (and earnings).  It merely took them a year of strong cash-flow growth to remake our balance sheet criteria and enable us to invest in its shares approximately 3½ years ago.

So strong is Balchem’s cash position now, even after another major cash outlay on a recently completed acquisition and also buying back their own shares to grow earnings per share even faster than company profits, that cash now amounts to about $11 million after the latest quarter. Not only is their current ratio above 5:1, and their quick ratio nearly 4:1, but their “cash ratio” – the ratio of cash and equivalents to current liabilities is nearly 2:1.

Moreover, they have totally paid off every cent of debt which they, at first, needed to complete the huge acquisition in 2001 and now have more cash than, not only current liabilities, but are completely debt-free with even more cash than total liabilities (current plus long-term). How about that!

Price/Earnings Multiple and

Owner Diversification

“Shares must sell for less than ten times our estimated earnings per share for the current fiscal year.”

“Less than 10% of outstanding shares must be held by investment companies other than Z-Seven.”

The “Price/Earnings Multiple and Ownership Diversification” criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell.  Institutional ownership data is now more available than it had been in the past. The “Price/Earnings Multiple” criterion is the more relevant of the two requirements.  The following examples will therefore focus only on value, using the price/earnings ratio.

In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings.  The opposite has held true during a period of general overvaluation.

The weighted average P/E in our portfolio of 10 ½ at year-end shows that we have managed to find some undervalued stocks; however, it is the highest P/E ratio for our portfolio in our 22-year history and may be an overall warning of the potential for a meltdown of P/E ratios in general for most stocks, particularly as higher U.S. interest rates usually have a significant interest on valuations.

Even after such a difficult bear market as 2000 - 2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure.  This was even true for high-techs, which suffered the most. Small caps have enjoyed popularity over the latest few years which has probably helped our results but makes it more difficult to find those undiscovered, undervalued little gems.

So, when we looked for value this year, where did we find it?  This year, we are finding it in some overlooked European stocks which are more numerous, these days, than their counterparts in the United States, as the two examples we give for market recognition and value, amongst companies achieving consistent growth in operating earnings are in Britain and Switzerland.  Unfortunately, in general, bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000 - 2002.

Many of our largest pre-existing holdings, however, reside in Europe where some outstanding values can still be found. In Switzerland, where folks really love their chocolate, resides Lindt and Sprüngli.  After increasing its share price over 500% since these shares were purchased (about 12 years earlier), Lindt is now among our seven largest holdings – it has become our seventh largest - for the first time in all these years and is, therefore, now being used as a focus stock for our stock purchase criteria for the first time in one of our annual reports.

We were tempted to use Barratt Development again because it is the only stock I am aware of that  meets all of our other purchase criteria and  still trades for a single-digit price/earnings ratio, enabling it to qualify under our value criteria, too, but, we’ve highlighted Barratt as one of our two focus stocks for this criterion twice in our last three annual reports (including in last year’s report) and we were looking to give you a fresh perspective on Barratt, Z-Seven Fund’s biggest investment by using it to highlight our most important criterion (Accounting Procedures: Reliability and Conservatism), instead. This discussion on Barratt may be found at the beginning of this same criteria section of this annual report.

So, we chose Lindt as one of our two focus stocks for this value requirement, even though Lindt, like most of our other stocks, has seen its share price multiply, over the years, even faster than its earnings have grown. We are happy  that Lindt and our other investments have done so well, as our hopes are to profit both from earnings growth and, further, from an expanding price/earnings ratio whenever we either purchase and/or continue to own a stock As a result, though,  in today’s overvalued stock market, even for small-cap and micro-cap stocks, Lindt and most of our other largest seven investments which are highlighted in this Stock Purchase Criteria section no longer trade at the single-digit price/earnings ratio which we require at our entry point, when we first invest in the stock.

Lindt is doing what a premium quality consumer product company should, particularly during the sluggish conditions which currently exist in their mature markets of Switzerland and Germany, as the company creates brand loyalty with the right products which has resulted in continued growth for Lindt in every one of their markets, even in Switzerland and in Germany, where overall chocolate consumption is beginning to decline. As a result, Lindt continues to achieve above average sales growth and has resisted the temptation to reduce its prices in the current ultra-aggressive competitive marketplace, which leads them to continue to benefit from economies of scale and be able to consistently grow their operating profits and earnings even faster than their sales expand. At its 2005 closing price for the share class we own, Lindt multiplies, what I believe to be, our  conservative estimate of 2006 earnings by about 22 times Given the likelihood that continued rapid growth in North America has the potential to  contribute more and more meaningfully to accelerated earnings growth rates in the future, Lindt trades at about 18 ½ times our projection of potential earnings in 2007. As Lindt has shown growth in cash and equivalents of about 25% annually compounded in recent years, additional  25% growth in 2005 (not yet reported) would mean that Lindt’s share price, after being reduced by cash per share, indicates a P/E ratio of under 17, on our 2007 earnings projection, for this great enterprise.

Our third largest holding, Rathbone Brothers PLC, having already been discussed as the example for every single criterion during its nearly nine years in our portfolio, repeats as an example of this criterion.

Rathbone has also compiled an excellent long-term record of earnings growth.  We refused to sell any of our shares at their bottom prices in 2002 despite it being so over weighted in our portfolio, which has worked out well for us in the two most recent years, with a 23% increase in share price during 2004 and an additional 16% in 2005.  If it were not for a slight interruption to their growth record during the most recent bear market, we would consider adding to our Rathbone investment.

Rathbone’s year-end price of 992 pence multiplies what we believe to be our conservative estimate for earnings of 65 pence per share in 2006 merely by 15 times.  However, it also has about as much cash and marketable securities as it does market capitalization, without a single pence of debt.  This means that the growth business throwing off 65 pence in earnings is trading at about its cash per share.  Now, that’s value!

Sell Discipline: Based Upon the Same Common

Sense Criteria as for Stock Selection

Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling.  Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

Our stock selection criteria are designed to minimize investment mistakes by not repeating them.  This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

There are seven events that will cause us to reduce or eliminate shares from our portfolio:

1.  Any breach of our “Accounting Procedures” criterion requires complete elimination. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built.  We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

While other criteria may cease to be met without having to sell the entire holding, the “Accounting Procedures: Reliability and Conservatism” criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

2.  The breach of our “Consistency of Operating Earnings Growth” criterion will also result in complete elimination of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature.  We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

A long-term change in our companies’ profitability and growth happens infrequently; so we rarely need to implement it.  More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or “blip” in an otherwise excellent long-term growth record.  These companies tend to quickly return to their successful performance.  It is our desire to maintain smaller positions in these companies.

We still take prudent risk-reduction action even in these cases.  In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria?  Most often, alarm bells do not ring!  We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs.  Unfortunately, by the time we are aware that there will be an interruption in a company’s growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity.  In many instances, the stock is at a bargain price due to an overreaction by the market.  When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time.  This most often occurs in bear markets and during recessions, when panic runs rampant.

3. The breaching of our “Consistency of Operating Earnings Growth” criterion can result in elimination of the position in its entirety when the company’s management loses credibility.   The position will be sold when reported results are significantly worse than we were led to believe.  We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term.  Following this rule has saved us money many times over the years.

 4.  The breaching of our “Balance Sheet: Working Capital” criterion will result in the elimination of the investment in that company if negative working capital is reported.  This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met.  Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

5.  Restrictive monetary policies and early warning signs to future stock prices provided by divergent trends in major stock market indices vs. individual stocks (the broad market) requires us to eliminate holdings which have even a slight interruption in annual operating earnings growth consistency.

As we explained under “Sell Discipline” rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position.  The remaining position will be completely sold if both monetary policies and divergent market trends are negative.  It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.  In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even when both macro-considerations are negative.

6.  When negative monetary and divergent trend signals persist, we eliminate all remaining stocks that no longer meet the purchase requirements.  All those continuing to meet all purchase criteria remain in our portfolio as valuable long-term investments regardless of general economic and stock market factors.  This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions.  However, during that year’s environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement.  Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys).  Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity.  The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bear market.

7.  Sometimes we have no choice!  In the event of a takeover or going-private transaction, our desired long-term holding period for well-managed companies, which continue to meet all of our criteria, is cut short.  The high quality growth companies in Z-Seven’s portfolio are attractive for potential acquisitions.  The companies that meet our criteria are the very best publicly owned businesses we can find.  When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice.  In addition, these values may stimulate insiders to take over the company in a management buy-out.

Performance and Financial Information

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund’s twelve largest investments at year-end (comprising 93% of our common stock market value).

		(1994-2004) (a)		Sheet	(Local Currency)
		# of Down Years for Earnings	Annually Compounded Earnings Growth Rate	Total Debt (long and short-term) as % of Working Capital	Year End 2004	Year End 2005	% Change

1	Barratt Development	0	+ 24%	1%	594.5 (BP)	986 (BP)	+ 66%
2	Techne Corp	0	+ 26%	12%	38.9	56.15	+ 44%
3	Rathbone Brothers PLC	2	+ 14%	NO DEBT!	852.5 (BP)	992 (BP)	+ 16%
4	FactSet Research, Inc.	0	+ 29%	2%	38.96	41.16	+ 6%
5	Balchem Corporation	1	+ 26%	NO DEBT!	15.418	29.81	+ 93%
6	UCB	0	+ 21%	n.m.	37.4 (E)	39.7 (E)	+ 6%
7	Lindt & Sprüngli	1	+ 16%	43%	1618 (SF)	2237 (SF)	+ 38%
8	Skako (Formerly VT Holding)	2	+ 17%	16%	377 (DK)	254.15 (DK)	+ 11% (b)
9	United Guardian, Inc.	3	+ 18%	NO DEBT!	8.35	8.9	+ 7%
10	Dialight (Formerly Roxboro)	2	+ 3%	4%	215.65 (BP)	250.50 (BP)	+ 60% (c)
11	Brewin Dolphin	3	+ 19%	1%	109.5 (BP)	178.5 (BP)	+ 63%
12	Ballantyne of Omaha	2	0	NO DEBT!	4.5	4.89	+ 9%
Weighted Average for Total Equity Stocks Held in Z-Seven's Portfolio at year end, 12/31/05		1	+ 21%	18%			+ 33%

S&P 500 Index		2	+ 7%	1591%	1211.92	1248.29	+ 3%

(a)   Companies which have fiscal years reported for 2005 have been updated to 1995-2005.

(b)  Skako share price declined 32% during 2005; including unusual 2005 distributions from divestitures, Skako's total return for 2005 was a profit of 11%.

(c)   Dialight share price rose 16% during 2005; including unusual 2005 distributions from divestitures, Dialight's total return for 2005 was 60%.

(BP = British Pence)

(E = Euro)

(SF = Swiss Franc)

(DK = Danish Kroner)

(n.m.) Not a Meaningful Computation

Special Feature of the Fund

Bonus/Penalty Performance Incentive

Z-Seven’s NAV performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical.  It is one resulting in actual payments to or by Z-Seven’s Adviser.  As recently as 2001, the Adviser paid performance penalties totaling $139,003.

The performance arrangement compares Z-Seven’s NAV (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

Should shareholders vote on March 14, 2006 for the proposed new investment advisory agreement to replace the arrangement in the box to the right, which has been used since our inception, about 22 years earlier, there will still be a bonus (or penalty) paid on either outperforming or underperforming the S&P 500 Index, but the amounts paid in either direction will be reduced by 70%, across the board.

Special bonus/penalty incentive:
Trailing 12 months	Quarterly
% Point Difference	Bonus/Penalty
0 to 9.9	0%
10 to 14.9	1/4%
15 to 19.9	3/8%
20 to 24.9	1/2%
25 to 29.9	5/8%
30 to 34.9	3/4%
35 to 39.9	7/8%
40 to 44.9	1%
45 to 49.9	1 1/8%
50 to 54.9	1 1/4%
55 to 59.9	1 3/8%
60 to 64.9	1 1/2%
65 to 69.9	1 5/8%
70 to 74.9	1 3/4%
75 to 79.9	1 7/8%
80 to 84.9	2%
85 to 89.9	2 1/8%
90 to 94.9	2 1/4%
95 to 99.9	2 3/8%
100 or more	2 1/2%

Investment Objectives and Policies

The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

Foreign Securities

The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification.  As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America).  In Europe, we invest only in Western and Northern nations, not in Eastern countries.  In the Pacific, we have only invested in Japan and Australia.  We do not invest in Africa or Asia (other than Japan).

Options on Stock Indices and

Index Futures

The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding.  Purchases and sales of options will also be made to close out open option positions.

Foreign Currency Contracts

The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations.  To this extent, the Fund engages in transactions using forward currency exchange contracts.  Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Net Asset Value (NAV) Calculation

While it remains our intent to publish our NAV calculation weekly, there may be instances when we are unable to do so.

General Information

The Fund

Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on Over-the-Counter Pink Sheets (in anticipation of the consideration of converting into an open-end fund). The Board considered the increased listing fees being charged by NASDAQ for small-cap listing and its potentially limited remaining time as a closed-end fund.  The Fund de-listed from NASDAQ in 2004.

The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

Shareholder Information

NAV and market price information about the Fund shares are published each Monday in Barron’s and The Wall Street Journal.  For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems. The Fund may be contacted directly for latest NAV information.

As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

Reinvestment of Dividends

and Capital Gains

A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund’s common stock.

Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank, N.A. Shareowner Services, our Transfer Agent, at (800) 468-9716.  Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.

Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2005

Investment Securities (a)	Shares	Value
Common Stocks
Biotechnology – 9.5%
Techne Corp. (b)	18,400	$ 1,033,160
		1,033,160
Building & Materials – 10.8%
Barratt Developments PLC	69,100	1,169,658
		1,169,658
Confection – 3.6%
Lindt & Sprüngli AG	230	390,387
		390,387
Diversified Operations – 3.5%
SKAKO Industries A/S	9,400	377,950
		377,950
Electronic Components – 2.8%
Dialight PLC	70,084	301,391
		301,391
Health & Fitness Products – 19.3%
Balchem Corporation	25,800	769,098
National Dentex Corporation (b)	10,139	228,533
Novartis AG	3,960	207,472
UCB	11,052	517,284
United Guardian, Inc.	40,400	359,560
		2,081,947
Information & Research Services – 9.3%
FactSet Research, Inc.	21,000	864,360
Forrester Research (b)	7,600	142,500
		1,006,860
Investment Managers – 11.6%
Brewin Dolphin PLC	89,500	260,818
Rathbone Brothers PLC	58,000	987,743
		1,248,561
Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2005

Investment Securities (a)	Shares	Value
Other – 2.3%
Ballantyne of Omaha, Inc. (b)	50,505	$ 246,970
		246,970
Total Common Stocks – 72.7%
(Cost $4,118,453)		7,856,884

Options	Contracts
Nasdaq 100 Index Puts @$175, Expire January 2006	105	110,250
Russell 2000 Index Puts@$75, Expire February 2006	455	336,700
Total Options – 4.1%
(Cost $416,535)		446,950

Short Term Investments
Now Preferred Cash Fund, to yield 3.60%, 1/3/06
Total Short Term Investments – 22.6%
(Cost $ 2,439,656)		2,439,656

Total Investment in Securities – 99.4%
(Cost $ 6,974,644) (c)		$ 10,743,490

Receivables, and Other Assets less Liabilities – 0.6%		61,640
Net Assets – 100.0%		$ 10,805,130
(Equivalent to $5.85 per share based on 1,847,633
shares of capital stock outstanding)

(a) Percentages are based on net assets of $10,805,130.
(b) Non-income producing investment.

(c)  Aggregate cost for federal income tax purposes was the same as for book purposes, $7,005,059 at December 31, 2005.  Net unrealized appreciation for all securities was $3,738,431.  This consisted of aggregate gross unrealized appreciation of $3,862,958 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $124,527 of securities with excess tax cost over fair value.

Common Stocks by Country
Percent		Value
United States	46.38%	$ 3,644,181
United Kingdom	34.61%	2,719,610
Switzerland	7.61%	597,859
Belgium	6.59%	517,284
Denmark	4.81%	377,950
	100.00%	$ 7,856,884

Z-Seven Fund, Inc.

Statement of Asset and Liabilities

at December 31, 2005

Assets

Investments in securities, at value

(identified cost $6,974,644)	$10,743,490
Unrealized gain on forward foreign exchange contracts	201,919
Dividends, tax reclaims and interest receivable	62,918
Receivable for securities sold	21,476

Total Assets	11,029,803

Liabilities

Payable for options securities purchased	81,585
Due to investment adviser	33,316
Accrued expenses and other liabilities	109,772
Total Liabilities	224,673

Net Assets	$ 10,805,130

Net Assets Represented By
Capital stock, $1.00 par value:
7,700,000 shares authorized,
3,268,858 shares issued	$ 3,268,858
Additional paid-in capital	19,931,141
Treasury stock, 1,421,225 shares at cost	(10,809,759)
12,390,240

Accumulated net investment loss	(7,392)
Accumulated net realized loss on investments, options, forward contracts and currency transactions	(5,546,554)
Net unrealized gain on investments, options, forward contracts and currency transactions	3,968,836

Net Assets (equivalent to $5.85 per share based on
1,847,633 shares of capital stock outstanding)	$ 10,805,130

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2005

Investment Income
Dividends, net of foreign withholding tax of $10,207	$ 403,511
Interest	41,530
Total investment income	445,041
Expenses
Investment advisory base fee	130,058
Open-ending expenses	45,845
Accounting fees	44,089
Professional fees	33,087
Administration fees	24,546
Printing and postage	16,636
Office expenses	13,955
Directors’ fees and expenses	11,875
Custodian fees	10,749
Transfer agent fees	10,581
Rent expense	6,554
Registration expenses	5,596
Insurance expense	1,164
Total expenses	354,735
Net investment income	90,306
Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions
Net realized loss on investments and options	(179,110)
Net realized loss on forward contracts and foreign currency transactions	(43,639)
Change in unrealized appreciation (depreciation) of investments and options	264,953
Change in unrealized appreciation (depreciation) of forward contracts and foreign currency transactions	344,541
Net realized and unrealized gain on investments, options, forward contracts and foreign currency transactions	386,745
Net increase in net assets resulting from operations	$ 477,051

See accompanying notes to financial statements.

Z-Seven Fund, Inc.

Statements of Changes in Net Assets

For the Years Ended December 31, 2005 and December 31, 2004

	2005	2004
Operations
Net investment income (loss)	$90,306	$(150,899)
Net realized loss on investments, options and foreign currency transactions	(222,749)	(313,696)
Change in unrealized appreciation (depreciation) of investments, options, forward contracts and currency transactions	609,494	1,605,551
Net increase in net assets resulting from operations	477,051	1,140,956

Distributions
From net investment income	(101,620)	-

Net increase in net assets	375,431	1,140,956

Net Assets,
Beginning of Year	10,429,699	9,288,743
End of Year*	$ 10,805,130	$ 10,429,699
*Includes accumulated net investment loss of:	$ (7,392)	$ -

Note 1 – Significant Accounting Policies

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The Fund’s investment objective is long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Securities traded on national securities exchanges, other than the London Stock Exchange or NASDAQ, are valued at the last sale price except VT Holding A/S which is valued at the midpoint between the bid and the ask.  Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).  Options are valued at the last bid price.  If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board).  Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to Shareholders – Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.  Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period.  When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions.  Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the Fund’s statement of operations.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2005, the Fund decreased accumulated net investment loss by $3,922, decreased accumulated net realized loss by $11,002 and decreased paid in capital by $14,924 due primarily to differing book/tax treatment of foreign currency gains and distributions of taxable earnings and profits related to security transactions.

Note 2 – Treasury Stock Transactions

No shares were repurchased during the year ended December 31, 2005.   Mr. Ziskin gifted 24,959 of his Z-Seven shares to the Fund on June 30, 2005.   These shares were transferred to the Fund’s treasury shares account.  The transfer had the effect of reducing the number of Fund shares outstanding and increasing the Fund’s net asset value per share by $0.07.

In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund.  When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price.  When the Fund is selling at a discount, distributions will be reinvested at market price.

In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio.  A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value.  The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction.  At December 31, 2005, pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding.  The Fund is obligated to register these shares for sale in the open market upon Agape’s request.

Note 3 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2005, were:

	Common Stocks	Government Securities
Purchases	$ 0	$0
Sales	$ 662,338	$0

Note 4 – Foreign Currency Contracts

At December 31, 2005, the Fund had the following open forward currency contracts:

Foreign Currency/ Settlement	Local Currency	Market Value	Unrealized Appreciation (Depreciation)
Buys:
British Pounds:
3/20/06	$400,000	$687,814	$(56,906)
6/9/06	1,100,000	1,891,489	(92,325)
7/3/06	3,800,000	6,534,236	(214,526)
9/6/06	3,800,000	6,534,236	(147,869)
9/11/06	400,000	687,814	(44,126)
Euro:
3/20/06	350,000	418,476	(38,134)
6/9/06	350,000	418,476	(13,599)
7/3/06	350,000	418,476	(11,725)
7/21/06	1,230,000	1,470,645	(67,312)
9/6/06	1,450,000	1,733,687	(50,623)
9/11/06	200,000	239,129	(13,831)
Japanese Yen:
3/20/06	20,000,000	174,976	(21,314)
6/9/06	35,000,000	306,208	(24,730)
7/24/06	106,000,000	927,373	(67,700)
9/6/06	109,000,000	953,619	(34,191)
Swiss Franc:
3/20/06	800,000	621,751	(62,536)
6/9/06	1,100,000	854,907	(32,176)
7/3/06	4,300,000	3,341,909	(135,255)
9/6/06	3,700,000	2,875,596	(57,431)

Sells:
British Pound:
3/20/06	$400,000	$687,814	$70,506
6/9/06	1,100,000	1,891,489	100,720
7/3/06	3,800,000	6,534,236	206,194
9/6/06	5,060,000	8,700,852	245,902
9/11/06	400,000	687,814	44,950
Euro:
3/20/06	350,000	418,476	38,099
6/9/06	350,000	418,476	17,344
7/3/06	350,000	418,476	12,878
7/21/06	1,230,000	1,470,645	53,563
9/6/06	1,810,000	2,164,119	76,622
9/11/06	200,000	239,129	14,151
Japanese Yen:
3/20/06	20,000,000	174,976	21,487
6/9/06	35,000,000	306,208	32,808
7/24/06	106,000,000	927,373	62,895
9/6/06	109,000,000	953,619	48,126
Swiss Franc:
3/20/06	800,000	621,751	63,005
6/9/06	1,100,000	854,907	49,549
7/3/06	4,300,000	3,341,909	120,800
9/6/06	4,860,000	3,777,135	108,629
			$201,919

Note 5 – Options Transactions

The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2005 were $7,410,894 and $6,735,366, respectively.

Note 6 – Lease Commitments

               The Fund is not currently obligated under any lease commitments, but does share certain operating expenses with the Fund’s investment adviser and its affiliates.  See Note 10.

Note 7 – Investment Advisory Fees and Performance Bonus/Penalties

TOP Fund Management is the Fund’s investment adviser (the “Adviser”).  Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser.  The agreement provides for base management fees (“base fees”) equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.  For the year ended December 31, 2005, the base management fees aggregated $130,058.

In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter.  The performance penalty can exceed the base fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%.  For the year ended December 31, 2005, no performance bonus or penalty was due.

The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees.  For the year ended December 31, 2005, no expense reimbursement was required.

Note 8 – Distributions to Shareholders

On December 22, 2005, a distribution of $0.055 per share was declared.  The dividend was paid on December 30, 2005 to shareholders of record on December 22, 2005.  The tax character of distributions As of December 31, 2005 the components of distributable earnings on a tax basis were as follows:

Distributions Paid from Ordinary Income:                                  $101,620

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carry-forwards:	$(5,251,984)
Unrealized appreciation of
securities and currencies	3,736,502
Post-October currency loss:	(7,392)
Post-October losses:	(62,236)
Total	$(1,585,110)

The difference between components of distributable earnings on a book basis and tax basis is primarily related to post-October losses.   Under the current tax-law, losses realized after October 31 prior to the Fund’s fiscal year-end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of market-to-market on forward contracts and options.

Note 9 – Federal Income Tax Information

At December 31, 2005, the Fund had a capital loss carry-forward of $5,251,984, which is scheduled to expire as follows: $4,464,540 in 2009 and $787,444 in 2011.  The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

Note 10 – Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At June 30, 2005, Barry Ziskin, an officer and director of the Fund, owned 553,924 shares of the Fund's capital stock, which represents 29.98% of the total Fund shares.  He is also an officer and director of the Adviser.

As disclosed in the December 31, 2004 Annual Report and pursuant to Mr. Ziskin’s promise not to profit from his relationship with Z-Seven Fund every seven years, Mr. Ziskin gifted 24,959 of his Z-Seven shares to the Fund on June 30, 2005.  These shares were transferred to the Fund’s treasury shares account.  The transfer had the effect of reducing the number of Fund shares outstanding and increasing the Fund’s net asset value per share by $0.07.

The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates.  The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Adviser’s affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.  The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reimburses the Adviser for compensation related to performance of tasks for the Fund.    Gemini Fund Services, LLC assumed the back-office operations of the Fund on October 31, 2005.   Effective that date, the Adviser discontinued the allocation of office expenses to the Fund.

Note 11 – Subsequent Event

At a meeting held on November 4, 2003, the Board of Directors considered and unanimously approved a recommendation of the Adviser to submit to shareholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company.  At a meeting held on October 1, 2004, the Board reaffirmed its approval of the recommendation to open-end.  At a meeting in October 2005, the Board reaffirmed the prior determinations described above, and approved the retention of a third party mutual fund services provider, Gemini Fund Services, LLC to provide many of the day-to-day back office services required for an open-end investment company.  On February 14, 2006, a notice of a special meeting to be held on March 14, 2006 and an accompanying proxy statement were mailed to shareholders in order to solicit proxies to be voted at the special meeting.  A tabulation of the votes received by the date of the special meeting will determine whether the Fund will be converted from a closed-end investment company to an open-end investment company.

Z-Seven Fund, Inc.

Financial Highlights

The following represents selected data for a share outstanding throughout the year. Financial Highlights include five years of information.

For the year ended December 31,	2005	2004	2003	2002	2001
Net asset value, beginning of year	$5.57	$4.96	$4.12	$4.27	$6.92
Net investment income (loss)	0.05	(0.08)	(0.10)	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	0.22	0.69	0.94	(0.05)	(2.35)
Total increase (decrease) from investment operations	0.27	0.61	0.84	(0.16)	(2.39)
Distributions to shareholders from net investment income	(0.06)	-0-	-0-	-0-	(0.04)
Distributions to shareholders from net capital gains	-0-	-0-	-0-	-0-	(0.22)
Impact of treasury stock repurchases	0.07	-0-	-0-	0.01	-0-
Net increase (decrease) in net asset value	0.28	0.61	0.84	(0.15)	(2.65)
Net asset value, end of year	$5.85	$5.57	$4.96	$4.12	$4.27

Per share market value, end of year	$ 5.45	$ 4.35	$ 4.76	$ 3.26	$ 4.19
Total investment return (a)	26.5%	(8.6%)	46%	(22.2%)	(38.7%)
Ratio of expenses before performance bonus/penalty to
average net assets (b)	3.4%	3.8%	3.8%	3.9%	4.0%
Ratio of expenses to average net assets (b)	3.4%	3.8%	4.0%	4.2%	2.8%
Ratio of net investment income (loss) to average
net assets	0.9%	(1.6%)	(2.2%)	(2.5%)	(0.7%)
Portfolio turnover rate	0.0%	0.0%	5.84%	38.8%	74.6%
Number of shares outstanding, end of year (in 000’s)	1,848	1,873	1,873	1,873	1,958
Net assets, end of year (in 000’s)	10,805	10,430	9,289	7,708	8,354

(a)   Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.

(b)   Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2001 through December 31, 2005.   In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44%, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Z-Seven Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.   The financial highlights for the year ended December 31, 2001 were audited by other auditors whose report dated January 25, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (U.S.).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   We were not engaged to perform an audit of the Fund’s internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                     TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 24, 2006

Advisory Agreement Approval

At a Board meeting called for the purpose on December 19, 2005, the Board of Directors, including a majority of the Independent Directors, approved the continuance of the investment advisory agreement between the Fund and Top Fund Management, Inc. (“Top Fund” or the “Advisor”).  The Independent Directors review the following material factors (“Material Factors”) when approving advisory agreements: (i.) the nature, extent and quality of services to be provided by the Advisor; (ii.) the investment performance of the Fund and the Advisor; (iii.) the cost of services to be provided and the profits to be realized by the Advisor its affiliates; (iv.) the extent to which economies of scale will be realized as the Fund grows; and (v.) whether the fee levels reflect these economies of scale for the benefit of investors.  In considering the foregoing factors, the Board reviewed several documents, including the Adviser’s responses to the Annual Investment Advisor Questionnaire, which included as exhibits: copies of the Advisor’s financial statements, a copy of the Advisor’s Form ADV, the Advisor’s response to an SEC deficiency letter, a copy of the proposed Investment Advisory Agreement, and a list of comparable Funds with similar investment objectives and the fees of those funds.

               In considering the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund and the Adviser, the Board took into account the fact that the Fund’s investment philosophy centers on the seven criteria developed by the Adviser and its affiliates, and that the Adviser’s years of experience and research with respect to the seven criteria make the Adviser the investment manager most capable of applying these principles to manage the Fund.  The Board also reviewed the Adviser’s commitment to the Fund, as evidenced by the amount of the Adviser’s and its affiliates’ net worth invested in the Fund and the fact that the Adviser does not act as investment adviser to any other funds.  The Board also considered the Adviser’s other time and personal commitments, and the historical and potential impact of those commitments on management of the Fund.  The Board concluded that the nature and the extent of the Adviser’s services were satisfactory.

The Board’s evaluation of the quality of the Adviser’s services took into account the knowledge and experience gained by the Board through working with the Adviser and Adviser’s administrative personnel over time.  Both short-term and long-term investment performance of the Fund were considered, including a review of the Fund’s performance in comparison with the NASDAQ-100 Index (the “NASDAQ-100”) and the Russell 2000 Index (the “Russell 2000”). The Fund’s current and longer-term performance were compared to various performance benchmarks comprised of relevant market indices, and the Board took into consideration the Fund’s increases in net asset value since the beginning of 2003.

The Board reviewed the expenses of eighteen peer funds provided by Lipper Inc. and compared such expenses to those of the Fund.  It was noted that the peer funds had varying asset levels which, in many instances were significantly different from those of the Fund.  Mr. Rogers explained the difficulty in finding funds with the exact same attributes as Z-Seven.

               In reviewing the fees payable under the Agreement, the Board compared the fees and overall expense levels of the Fund with those of other funds.  The Board examined the fees payable as the Fund grows and whether those fee levels reflected the economies of scale to be realized as the Fund grows.  In this regard, the Board considered the Fund’s Expense Limitation Agreement which protects the Fund’s expense ratio when and if the Fund’s assets decline.  The Board considered information provided by the Adviser regarding the Adviser’s profitability with respect to the Fund, including the assumption and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees.  The Board also took into account “soft dollar” benefits received and/or anticipated to be received by the Adviser.  The Board also considered the Fund’s Performance/Bonus Arrangement with the Adviser, the operation of the arrangement over the years, and the Adviser’s willingness and ability to serve the Fund under the Performance/Bonus Arrangement.  The Board considered the Adviser’s history of managing the Fund for over 20 years, and the Adviser’s focus and experience in the areas in which the Fund has invested throughout its existence.  In this regard, the Board considered the Fund’s relatively unique focus and the Adviser’s past and anticipated future ability to effectively manage the Fund.  The Board concluded that the fees payable to the Adviser under the Proposed Agreement were satisfactory.

The Board considered whether the Adviser’s fee schedule reflects economies of scale for the benefit of shareholders.  In this regard, the Board considered the size of the Fund and the Expense Limitation Agreement.  The Board concluded that, while the Adviser’s fees do not decrease as the Fund’s assets increase, the Expense Limitation Agreement has the effect of “capping” the Fund’s expenses with a breakpoint for the benefit of shareholders.  The Board, then concluded that the economies of scale reflected in the Adviser’s fee schedule were satisfactory.  The Board then discussed the Advisor’s compliance efforts and the type of tone that is being set for the Fund.  The Board, having considered all of the foregoing factors and without focusing on any particular item, determined to approve the continuation of the current investment advisory agreement.

Information about Directors and Officers (Unaudited)

Name, (Age)                                    Positions Held           Served                   Principal Occupation(s)

and Address                                        With Fund               Since                  During the Past Five Years

Alan Mevis (59)                                   Director                9/30/02           Fine Art Photographer (1993-present)

3411 N.E. Morris Street                                                                            Arbitrator, NASD-Dispute Resolution

Portland, OR 97212                                                                                  (1997-present) Portland, Oregon

Lydia Moore (44)                                 Director               5/13/02            Insurance Broker

15113 E. Marathon Drive                                                                         MD Insurance (2001-present)

Fountain Hills, AZ  85268                                                                        Brokerage Director

                                                                                                                  Brokers Alliance (3/97 - 2003)

                                                                                                                  Scottsdale, AZ

Dr. Jeffrey Shuster (53)                        Director               3/16/86            President & CEO,

32 East Ridge Court                                                                                  Jeffrey Shuster, DDS, PC

Cheshire, CT 06410                                                                                  A Professional Corporation

                                                                                                                  (1981-present)

Barry Ziskin (53) (1) (2)                      Director,               9/16/83            President, Ziskin Asset

1819 S. Dobson Rd., #109                  President,                                      Management, Inc. (1975-present)

Mesa, AZ  85202                                 Treasurer                                      President, TOP Fund Management,

                                                                                                                  Inc. (1983-present)

Rochelle Ziskin (51) (1) (3)                 Director                4/08/85           Associate Professor (2000-present)

4206 W. 74th Street                                                                                  Assistant  Professor (1994-2000)

Prairie Village, KS  66208                                                                        Univ. of Missouri – Kansas City

Andrew B. Rogers (36)                          Chief                   12/05              Sr. Vice President and Director of

450 Wireless Blvd.                            Compliance                                    Fund Administration, Gemini Fund

Hauppauge, NY 11788                          Officer                                        Services, LLC; President , Fund

                                                                                                                  Compliance Services, LLC  and

                                                                                                                  GemCom, LLC

Emile R. Molineaux (43)                     Secretary               12/05              General Counsel, CCO and Sr. Vice

450 Wireless Blvd.                                                                                    Vice President, Gemini Fund Services,

Hauppauge, NY 11788                                                                             LLC; Vice President, Fund

                                                                                                                  Compliance Services, LLC (2003-

                                                                                                                  Present); In-house Counsel, The

                                                                                                                  Dreyfus Funds (1999-2003)

(1)    Considered “Interested Persons” of the Fund

(2)    Mr. Ziskin is the principal executive officer and only director of the Fund’s Investment Adviser and its affiliate.

(3)    Ms. Ziskin is the sister of Barry Ziskin.

Board of Directors

Barry Ziskin

President:

Z-Seven Fund, Inc.

TOP Fund Management, Inc.

Ziskin Asset Management, Inc.

Alan Mevis

Fine Art Photographer, Arbitrator,

NASD-Dispute Resolution

Lydia Moore

Insurance Broker

Dr. Jeffrey Shuster

DDS PC

Private Practice

Rochelle Ziskin

Associate Professor

University of Missouri-Kansas City

Investment Adviser

TOP Fund Management, Inc.

Officers

Barry Ziskin

President & Treasurer

Andrew Rogers

Chief Compliance Officer

Emile Molineaux

Corporate Secretary

Custodian

Investors Bank & Trust

New York, NY

Transfer Agent

Wells Fargo Bank, N.A.

Shareowner Services

161 N. Concord Exchange Street

South St. Paul, MN 55075

(800) 468-9716

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Philadelphia, PA

General Counsel

Kilpatrick Stockton, LLP

Atlanta, GA

Corporate Office

1819 S. Dobson Road, Suite 207

Mesa, AZ 85202

(480) 897-6214

Fax (480) 345-9227

Zseven@aol.com

Z- Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties.  This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC.  As a general matter, it is and has always been our policy not to disclose information about you in our possession.  We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

•     Information we receive from you on account applications, information forms, and other shareholder interactions;

•     Information about your transactions with us, our affiliates, or others; and

•     Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,100 for 2004 and $20,000 for 2005.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2004 and $0 for 2005.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,000 for 2004 and $3,100 for 2005.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2004 and $0 for 2005.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.

     (c) 0%

     (d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s Proxy Voting Policies and Procedures is set forth below. Because the registrant’s Proxy Voting Policies and Procedures generally delegate responsibility for voting proxies for the registrant to the registrant’s investment adviser, the registrant’s investment adviser’s Proxy Voting Policies and Procedures are also set forth below.

Z-SEVEN FUND, INC.

FORM OF

PROXY VOTING AND DISCLOSURE POLICY

I.           Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the “Investment Company Act”) to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Z-Seven Fund, Inc. (the “Fund”), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.         Specific Proxy Voting Policies and Procedures

A.         General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.         Delegation to Fund’s Adviser

Fund management believes that TOP Fund Management, Inc., as the Fund’s investment adviser (“TOP”), is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Fund’s Board of Directors (the “Board”), TOP is hereby delegated the following duties:

(1)  to make the proxy voting decisions for the Fund; and

(2)  to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and TOP’s Proxy Voting and Disclosure Policy (the “TOP Voting Policy”) as it relates to the Fund, in each case within four months of their respective adoption.  The Board must also approve any material changes to this Policy or TOP’s Voting Policy (to the extent related to the Fund) no later than four (4) months after adoption.

C.         Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board’s Proxy Voting Committee (as defined below).

II.         Fund Disclosure

A.         Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

             Beginning with the Fund’s next annual update to its Annual Report (“Report”) on Form N-CSR after July 1, 2003, the Fund shall disclose this Policy to its shareholders.  The Fund will notify shareholders in the Report and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.         Disclosure of the Fund’s Complete Proxy Voting Record

             Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-CSR, the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

             The Fund shall disclose the following information on Form N-CSR for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)         The name of the issuer of the portfolio security;

(ii)        The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)       The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)       The shareholder meeting date;

(v)        A brief identification of the matter voted on;

(vi)       Whether the matter was proposed by the issuer or by a security holder;

(vii)      Whether the Fund cast is vote on the matter;

(viii)     How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)       Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-CSR on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund’s most recently filed report on Form N-CSR within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.        Recordkeeping

             The Fund shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)         A copy of this Policy;

(ii)        Proxy Statements received regarding Fund’s securities;

(iii)       Records of votes cast on behalf of Fund; and

(iv)       A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the TOP’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TOP that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VI.        Proxy Voting Committee

A.         General

The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or TOP, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand.

B.         Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.         Other

This Policy may be amended, from time to time, as determined by the Board.

             Adopted as of this 1st day of July, 2003.

TOP Fund Management, Inc.

PROXY VOTING AND DISCLOSURE POLICY

(Adopted July 1, 2003)

I.           Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that TOP Fund Management, Inc. (“Adviser”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.         Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.

A.         General

             Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

             B.         Procedures

                         To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

                         1.          Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently Barry Ziskin.  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with Adviser’s President, currently Barry Ziskin, before voting the proxy.

                         2.          The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

                         3.          The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.

             C.         Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.        Voting Guidelines

             While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

             A.        Corporate Governance

                         1.          Election of Directors and Similar Matters

                                      In an uncontested election, Adviser will generally vote in favor of management’s proposed directors.  In a contested election, Adviser will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

                                      Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•     Eliminate cumulative voting; and

•     Limit directors’ liability and broaden directors’ indemnification rights;

                                      And expects to generally vote against proposals to:

•     Adopt the use of cumulative voting; and

•     Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

                         2.          Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  Adviser will generally vote to ratify management’s recommendation and selection of auditors.

                         3.          Shareholder Rights

                                      Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•     Adopt confidential voting and independent tabulation of voting results; and

•     Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•     Adopt super-majority voting requirements; and

•     Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

                         4.          Anti-Takeover Measures, Corporate Restructurings and Similar Matters

                                      Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•     Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•     Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•      Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•     Adopt classified boards of directors;

•     Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•     Require a company to consider the non-financial effects of mergers or acquisitions.

                         5.          Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•      Eliminate preemptive rights.

             B.         Compensation

                         1.          General

                                      Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•     Require shareholders approval of golden parachutes.

And expects to generally vote against proposals to:

•     Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

                         2.          Stock Option Plans

                                      Adviser evaluates proposed stock option plans and issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.  The Proxy Manager shall, with the assistance of Adviser management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the “Criteria”), which Criteria shall be used to evaluate stock option plan proposals.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

•     Adopt executive stock option plans and stock option plans for outside directors, provided that the Proxy Manager determines that they meet the Criteria; and

•     Adopt employee ownership plans, provided that the Proxy Manager determines that (i) they meet the Criteria, (ii) they are limited to no more than 10% of outstanding the shares of the company; and (iii) they give employees the right to vote and tender shares allocated to their individual accounts;

And expects generally to vote against proposals to:

•     Adopt executive stock plans, outside director option plans and employee stock option plans that the Proxy Manager determines fail to meet the Criteria.

             C.         Corporate Responsibility and Social Issues

                         Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.

III.        Conflicts

In cases where Adviser is aware of a conflict between the interests of a client and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio company is a client or an affiliate of a client of Adviser), Adviser will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Adviser does not receive instructions from the client within three business days of the notice, Adviser may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

IV.        Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted.  Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser.  Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  Adviser will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.        Recordkeeping

             Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)         A copy of this Policy;

(ii)        Proxy Statements received regarding client securities;

(iii)       Records of votes cast on behalf of clients;

(iv)       Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)        Records of client requests for proxy voting information, and

(vi)       With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser.  These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Adopted as of this 1st day of July, 2003

 /s/ Barry Ziskin, President

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Barry Ziskin is the sole portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund.  Mr. Ziskin is the sole Director of the Adviser and his principal occupation is President of the Adviser, TOP Fund Management, Inc., a position he has held since 1983.  Mr. Ziskin has served as a Director of the Fund since 1983, as the Fund’s President since 1986 and as Fund Treasurer since 1999.   Mr. Ziskin also serves as president of an affiliate of the Adviser, Ziskin Asset Management, Inc. (“ZAM”), a position he has held since 1975.  ZAM is an affiliate of the Adviser.  Mr. Ziskin is the sole shareholder of the Adviser and ZAM.

(a) (2) (ii) & (iii) Mr. Ziskin managed the following number of accounts within each of the following categories as of February 28, 2006.  The total assets in these accounts are listed below:

ACCOUNT TYPE	NUMBER OF ACCOUNTS	TOTAL ASSETS IN THE CATEGORY as of 2/28/06
(A) Registered investment companies	1	$10,935,141
(B) Other pooled investment vehicles	0	$0
(C) Other accounts	2	$701,431

(a) (2) (iv) The portfolio manager does not believe that any material conflicts may arise in connection with the portfolio manager’s management of both the registrant’s investments and the investments of the other accounts.  Although the portfolio manager may purchase certain securities that will be used for the portfolios of the registrant and the separate accounts, these investments are allocated among the various portfolios pursuant to an objective formula that results in a fair allocation among the portfolios.

(a) (3) With respect to the registrant, the portfolio manager does not receive a salary or bonuses.   He is compensated by virtue of his ownership of the adviser pursuant to the terms of the advisory agreement with the registrant as specified in the annual report in Item 1 of this Form N-CSR.

With respect to the two separate accounts specified in Items 8 (a) (ii) and (iii) above, the portfolio manager is compensated by virtue of his ownership of ZAM, pursuant to the terms of the applicable agreement with those separate account clients.   On one such account, the advisory agreement provides for a fixed-rate of compensation.   On the other account, the adviser is compensated solely on the basis of performance, whereby the adviser received a fixed percentage of any net gains.

(a)(4) ANSWER:  Mr. Ziskin, the sole portfolio manager of the Fund, beneficially owned in excess of $1,000,000 as of the fiscal year ended December 31, 2005.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President

                         ----------------------------------

Date March 10, 2006

     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President

                        ------------------------

Date March 10, 2006